SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|  Preliminary Proxy Statement     |_| Confidential, for Use of the Commission
|_|  Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Additional Materials
|_| Soliciting Material Pursuant toss. 240.14a-11(c) or ss. 240.14a-12

                          BUCKHEAD AMERICA CORPORATION
 -------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
                                       N/A
 -------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|  No fee required

|X|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: Series A Preferred Stock, $100 par value

     (2) Aggregate number of securities to which transaction applies: 30,000 shares of Preferred Stock

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $100 per share of Preferred Stock

     (4)  Proposed maximum aggregate value of transaction: $3,000,000

     (5)  Total fee paid: $600.00

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

428115.1

                                     [LOGO]

                            4243 DUNWOODY CLUB DRIVE
                                    SUITE 200
                             ATLANTA, GEORGIA 30350


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 28, 1997



TO THE STOCKHOLDERS OF
BUCKHEAD AMERICA CORPORATION:

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BUCKHEAD AMERICA CORPORATION (the "Company") will be held at the Dunwoody Country Club, 1600 Dunwoody Club Drive, Dunwoody, Georgia on May 28, 1997 at 12:00 p.m. (E.D.T.), for the following purposes:

       1. To elect five directors to serve until the next annual meeting of stockholders and until their successors are elected and have qualified.

       2. To consider a proposal to amend the Company's Certificate of Incorporation to authorize the issuance of up to 200,000 shares of Preferred Stock.

       3. To consider a proposal to approve the Company's 1997 Employee Stock Option Plan.

       4. To transact such other business as may properly come before the meeting or any adjournments thereof.

       The Proxy Statement dated May ____, 1997, is attached. Only record holders of the Company's $.01 par value Common Stock at the close of business on April 28, 1997, will be eligible to vote at the meeting.

       If you are not able to attend the meeting, please execute, complete, date and return the proxy in the enclosed envelope. If you attend the meeting, you may revoke the proxy and vote in person.

                                             By Order of the Board of Directors:

                                       [SIG CUT]


                                             ROBERT B. LEE
                                             Secretary

Date: May ___, 1997


     A copy of the Annual Report on Form 10-KSB of Buckhead America Corporation for the year ended December 31, 1996 containing financial statements is enclosed.

428706.3

                                     [LOGO]

                            4243 DUNWOODY CLUB DRIVE
                                    SUITE 200
                             ATLANTA, GEORGIA 30350

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

                                  MAY 28, 1997


                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Buckhead America Corporation ("Buckhead" or the "Company") of proxies for use at the 1997 Annual Meeting of Stockholders to be held on May 28, 1997 at 12:00 P.M. (E.D.T.), at the Dunwoody Country Club, 1600 Dunwoody Club Drive, Dunwoody, Georgia.

         This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about May __, 1997. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted at the Annual Meeting in accordance with the Stockholder's instructions. If a Stockholder returns a properly signed and dated proxy card but does not mark any choices on one or more items, his or her shares will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.

         Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. The Company may employ a proxy solicitation firm to solicit proxies in connection with the Annual Meeting and the Company estimates that the fee payable for such services will be less than $10,000. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

         Only holders (the "Stockholders") of record of the Company's $.01 par value Common Stock at the close of business on April 28, 1997 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had outstanding a total of 1,771,127 shares of $.01 par value Common Stock (excluding a total of 46,850 shares of treasury stock held by the Company, which are not entitled to vote). Each such share will be entitled to one vote (non-cumulative) on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business.

         Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. Prior to the meeting, the inspectors will sign an oath to

428706.3
                                        1
perform their duties in an impartial manner and to the best of their abilities. The inspectors will ascertain the number of shares outstanding and the voting power of each of such shares, determine the shares represented at the meeting and the validity of proxies and ballots, count all votes and ballots and perform certain other duties as required by law.

         The affirmative vote of holders of a majority of all of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting is required for approval of the proposal to amend the Company's Certificate of Incorporation. The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of the Company's 1997 Employee Stock Option Plan. Nominees for election as directors will be elected by a plurality of the votes cast by the holders of shares entitled to vote in the election. Accordingly, the five nominees receiving the highest vote totals will be elected as directors of the Company at the Annual Meeting. It is expected that shares held by officers and directors of the Company, which in the aggregate represent approximately 14% of the outstanding shares of Common Stock, will be voted in favor of each proposal. With respect to election of directors, abstentions, votes "withheld" and broker non-votes will be disregarded and have no effect on the outcome of the vote. With respect to the proposal to approve the Company's 1997 Employee Stock Option Plan, abstentions will have the effect of a vote against the proposal and broker non-votes will be disregarded and will have no effect on the outcome of the vote. With regard to the proposal to amend the Company's Certificate of Incorporation, abstentions and broker non-votes will have the effect of a vote against the proposal. There are no rights of appraisal or similar dissenter's rights with respect to any matter to be acted upon pursuant to this Proxy Statement.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company recommends a vote FOR the election of each of the nominees named below for election as director, FOR the proposal to amend the Company's Certificate of Incorporation to authorize the issuance of up to 200,000 shares of Preferred Stock, and FOR the proposal to approve the Company's 1997 Employee Stock Option Plan.

ELECTION OF DIRECTORS

         The proxy holders intend to vote FOR election of the nominees named below as directors of the Company, unless otherwise specified in the proxy. Directors of the Company elected at the Annual Meeting to be held on May 28, 1997 will hold office until the next Annual Meeting or until their successors are elected and qualified.

         Each of the nominees has consented to serve on the Board of Directors, if elected. Should any nominee for the office of director become unable to accept nomination or election, which is not anticipated, it is the intention of the persons named in the proxy, unless otherwise specifically instructed in the proxy, to vote for the election of such other person as the Board of Directors may recommend.

         Except for Mr. Lee and Mr. Van Dyke, the individuals listed below as nominees for the Board of Directors were directors of the Company during 1996. The name and age of each nominee, his principal occupation, and the period during which such person has served as a director is also set forth below:



                               SERVICE AS
NAME OF NOMINEE        AGE     DIRECTOR     POSITION
---------------        ---     --------     --------

Robert M.  Miller      45      Since 1992   Chairman of the Board of Directors

Douglas C. Collins     44      Since 1995   President, Chief Executive Officer,
                                            Treasurer and Director



428706.3
                                        2

                               SERVICE AS
NAME OF NOMINEE        AGE     DIRECTOR     POSITION
---------------        ---     --------     --------

William K. Stern       70      Since 1992   Director

Robert B. Lee          42      Nominee      Senior Vice President, Chief
                                            Financial Officer, Secretary
                                            and Director

Steven A. Van Dyke     38      Nominee      Director




         Robert M. Miller. Mr. Miller, the Chairman of the Board of Directors of the Company, was a partner in the law firm of Berlack, Israels & Liberman from 1984 to 1995. Mr. Miller's practice involved corporate restructuring and reorganization, both in and out of bankruptcy. Mr. Miller has been involved in numerous reorganizations, (including R.H. Macy & Co., Inc., Zale Corporation, Integrated Resources, Inc., Insilco Corporation and First City Industries). In 1995, Mr. Miller became affiliated with the law firm of Rosenman & Colin. In November 1996, Mr. Miller founded Cakewalk LLC, which owns various independent music labels.

         Douglas C. Collins. Mr. Collins became President and Chief Executive Officer of the Company in December 1992. Prior to joining the Company, Mr. Collins served as President of Days Inns from February 1992 through September 1992 and Director of Days Inns from September 1992 through November 1992. Mr. Collins served as Senior Vice President and Chief Financial Officer of Days Inns from August 1990 through February 1992, after serving as President of Imperial Hotels Corporation, a hotel chain owner and operator, from April 1988 until May 1990. Mr. Collins joined Imperial Hotels Corporation in August, 1980, serving as Vice President of Finance and Development from June 1984 to April 1988.

         William K. Stern. Mr. Stern, a director of the Company, has over forty years of experience in the hospitality industry. He had served as Vice President of Loews Hotels since 1969 and as President of Loews Representation International, Inc. ("LRI"), a separate division of Loews Hotels, since 1972. In 1987, Mr. Stern established "The Grande Collection of Hotels," a deluxe division of LRI. Mr. Stern also served as the Chief Executive Officer of the Grande Collection division. Mr. Stern has been the owner of Stern Services International, a hotel consulting company, since 1992.

         Robert B. Lee. Mr. Lee has been nominated by the Board of Directors of the Company to become a director of the Company. Mr. Lee became Secretary of the Company in December 1992 and became Vice President and Chief Financial Officer in July 1993. Mr. Lee was named Senior Vice President of Buckhead in May 1996. Prior to joining the Company, Mr. Lee served as the Corporate Controller of Days Inns from October 1990 until December 1992. He functioned in numerous capacities up to senior manager in the accounting and audit practice of KPMG Peat Marwick LLP from December 1979 to October 1990.

         Steven A. Van Dyke. Mr. Van Dyke has been nominated by the Board of Directors of the Company to become a director of the Company. For the past five years, Mr. Van Dyke has served as President and Chief Executive Officer of Tower Investment Group, Inc. which manages in excess of $________ million in equity capital.

         Mr. Leon M. Wagner, currently a director of the Company, has informed the Board of Directors that he will not stand for re-election as a director of the Company at the Annual Meeting.





428706.3
                                        3

                    INFORMATION ABOUT THE BOARD OF DIRECTORS

MEETINGS OF THE BOARD OF DIRECTORS--During 1996 there were six meetings of the Board of Directors. Each incumbent director who was a director during 1996 attended all meetings of the Board of Directors.

DIRECTOR COMPENSATION--The Company pays directors who are not full-time employees of the Company an annual fee of $12,000 for service on the Board of Directors and a fee of $750 for each Board meeting attended. The Company pays Mr. Miller, the Chairman of the Board of Directors of the Company, an annual fee of $62,000 and a fee of $750 for each Board meeting attended. Directors are entitled to reimbursement of their traveling costs and other out-of-pocket expenses incurred in attending Board and Committee meetings.

Stern Services International, a company owned by Mr. Stern, received $2,000 in 1996 for consulting services performed for the Company.

Due to the limited size of the Board of Directors, all non-employee directors serve on all standing committees (such as audit, nominations, and compensation). Functions normally addressed by such committees were conducted at regularly scheduled and special meetings of the entire Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid by the Company to the named executive officers ("Named Executive Officers") for the years ended December 31, 1996, 1995 and 1994.

                                            SUMMARY COMPENSATION TABLE
-----------------------------------------------------------------------------------------------------------
                                                                          LONG TERM
                                                                         COMPENSATION
                                                      ANNUAL                AWARDS
                                                   COMPENSATION            SECURITIES
                               YEAR ENDED     -----------------------      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION    DECEMBER 31,    SALARY ($)  BONUS ($)       OPTIONS(#)       COMPENSATION ($)
---------------------------- ---------------  ----------- ----------- ------------------ ------------------
Douglas C. Collins               1996       $  235,000  $   72,000          7,000          $  4,750(2)
    Chief Executive              1995          210,000      82,500         30,000             4,620(2)
    Officer................      1994          200,000      30,000           ----             4,620(2)
Robert B. Lee                    1996           98,600      22,292          4,000             3,022(2)
    Chief Financial              1995           88,800      17,760         10,000             2,664(2)
    Officer................      1994           84,500      10,000           ----             2,362(2)
Gregory C. Plank(1)
    President -
    Franchising............      1996           81,000      24,111         15,000            35,312(3)

--------------------

(1)  Mr. Plank's employment with the Company began on May 20, 1996.
(2)  Employer's portion of 401(k) contribution.
(3)  Relocation allowance.

428706.3
                                        4

OPTION GRANTS TABLE

         The following table sets forth certain information regarding options granted to the Named Executive Officers during the year ended December 31, 1996.

                              OPTION GRANTS IN 1996
                                INDIVIDUAL GRANTS


                                                    INDIVIDUAL GRANTS
                       ----------------------------------------------------------------------------
                        Number of Securities  % of Total Options
                        Uderlying Options    Granted to Employees   Exercise Price    Expiration
Name                       Granted(#)            in Fiscal Year      ($/share)(1)      Date (2)
---------------------  --------------------  --------------------  ---------------- ---------------
Douglas C. Collins               2,333                5.83%             5.38           04/26/01
                                 2,333                5.83%             5.38           04/26/02
                                 2,334                5.84%             5.38           04/26/03

Robert B. Lee                    1,333                3.33%             5.38           04/26/01
                                 1,333                3.33%             5.38           04/26/02
                                 1,334                3.34%             5.38           04/26/03

Gregory C. Plank                 5,000               12.50%             6.25           10/20/01
                                 5,000               12.50%             6.25           10/20/02
                                 5,000               12.50%             6.25           10/20/03


_____________________________

(1)  The exercise price was fixed as the market price at the date of grant.
(2) The options vest and become exercisable in three equal, annual installments of 33-1/3% each on (i) the grant date, (ii) the first anniversary of the grant date, and (iii) the second anniversary of the grant date, and have a term expiring five years from the date of vesting of the right to purchase the shares.

428706.3
                                        5

OPTION EXERCISES AND YEAR-END VALUE TABLE

         The following table sets forth the number and year-end value of unexercised options granted to the Named Executive Officers as of December 31, 1996. No options were exercised by the Named Executive Officers during 1996.

                              1996 YEAR-END OPTION VALUES

                        NUMBER OF SHARES OF
                      COMMON STOCK UNDERLYING    VALUE OF UNEXERCISED IN-THE-
                      UNEXERCISED OPTIONS AT        MONEY OPTIONS AT YEAR-
                           YEAR-END (#)                   END ($)(1)
                     --------------------------  ------------------------------

NAME                 EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
-------------------- --------------------------  ------------------------------

Douglas C. Collins         22,333/14,667              $52,646/28,494
Robert B. Lee               7,999/6,001               $17,891/10,189
Gregory C. Plank            5,000/10,000                     ---


___________________________


(1) Calculated based on the $6.00 closing sale price on The Nasdaq Stock Market of the underlying securities on December 31, 1996.

                              EMPLOYMENT AGREEMENTS

          The Company  entered into  employment  agreements with Mr. Collins and
Mr. Lee in June 1993, and amended each agreement in July 1995. The Company entered into an employment agreement with Mr. Plank in April 1996. The terms of the employment agreements extend through July 1999 for Messrs. Collins and Lee, and through April 1999 for Mr. Plank. The agreements provide that if the contract is terminated by the Company (1) prior to the end of its term, (2) other than for cause, and (3) within twelve months following a change-in-control (generally, acquisition of control of over 50% of the Common Stock or a change in a majority of the board of directors), each of Messrs. Collins, Lee and Plank shall be entitled to the greater of (x) his annual base salary payable through the end of his employment term and (y) one-half of his base salary for the rest of the year in which such termination occurs. If such event occurred as of January 1, 1997, Messrs. Collins, Lee and Plank would have been entitled to payments of $587,500, $262,500 and $427,200, respectively.

         If Mr. Collins, Lee or Plank terminates his agreement (1) between 90 and 120 days following a change-in- control or (2) within 30 days following any demotion, diminution of responsibility or pay or forced relocation occurring within twelve months of a change-in-control, he shall be entitled to the lesser of (x) his annual base salary through the end of his employment term, and (y) one-half of his base salary for the year in which such termination occurs. If such event occurred as of January 1, 1997, Messrs. Collins, Lee and Plank would have been entitled to payments of $117,500, $52,500 and $80,000, respectively.

         The agreements also provide that if the employment of Mr. Collins, Lee or Plank is otherwise terminated without cause before the expiration of its term, the Company must pay an amount equal to his annual base salary for the year in which such termination occurs. If such event occurred as of January 1, 1997, Messrs. Collins, Lee and Plank would have been entitled to payments of $235,000, 105,000 and $160,000, respectively.

428706.3
                                        6

BENEFIT PLANS

1995 Employee Stock Option Plan

         The Company's 1995 Employee Stock Option Plan (the "1995 Plan") provides for the grant of options to acquire a maximum of 170,000 shares of Common Stock. As of March 31, 1997, options for 10,000 shares had been exercised under the 1995 Plan, options for 156,000 shares were outstanding, and 4,000 shares remained available for issuance under the 1995 Plan. Unless sooner terminated by the Board, the 1995 Plan terminates on April 17, 2005.

1997 Employee Stock Option Plan

         The Board of Directors has recommended that the stockholders approve the Company's 1997 Employee Stock Option Plan. See "Proposal to Approve the Buckhead America Corporation 1997 Employee Stock Option Plan" below.


CERTAIN TRANSACTIONS

         Robert M. Miller, the Chairman of the Board of Directors of the Company, was a partner in the law firm of Berlack, Israels & Liberman ("Berlack") during a portion of 1995. Berlack has been engaged by the Company to provide general corporate legal services. For services provided to the Company in 1995, Berlack received fees of $97,191.

         Berlack also provides legal services to Buckhead Creditors' Trust, a trust which is beneficially owned by certain former creditors of Buckhead America Corporation ("Old Buckhead"), a Georgia corporation formerly known as Days Inns of America, Inc. and created to pursue certain claims against the former owners of Old Buckhead. The Company acts as the trustee for Buckhead Creditors Trust. During 1995 and 1996, Berlack billed aggregate fees and expenses to Buckhead Creditors' Trust of $476,227 and $1,280,640, respectively.

         During 1995, Mr. Miller became affiliated with the law firm of Rosenman & Colin. Buckhead Creditors' Trust paid such law firm $82,203 for services and expenses incurred in 1995.


SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of copies of forms received by it pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, or written representations from certain reporting persons, the Company believes that, during 1996, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners were complied with.



428706.3
                                        7

                       PROPOSAL TO AMEND OF THE COMPANY'S
             CERTIFICATE OF INCORPORATION TO AUTHORIZE THE ISSUANCE
                   OF UP TO 200,000 SHARES OF PREFERRED STOCK

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

         The Company's Certificate of Incorporation does not currently authorize the issuance by the Company of any shares of preferred stock. On April 29, 1997, the Board approved a proposed amendment to Article 4 of the Company's Certificate of Incorporation which would, if approved by the stockholders, create and authorize the issuance of up to 200,000 shares of preferred stock, $100 par value ("Preferred Stock"), of the Company. The text of the proposed Fourth Article is set out in Appendix A attached hereto.

         The proposed creation and authorization of Preferred Stock has been recommended by the Board to assure that an adequate supply of authorized and unissued shares of Preferred Stock is available for general corporate purposes. The availability of shares of Preferred Stock for issue, without the delay and expense of obtaining the approval of stockholders at a special meeting, will afford the Company greater flexibility in taking corporate action.

         The newly authorized Preferred Stock may be used by the Company for any proper corporate purpose. Such purposes might include, without limitation, issuance as part or all of the consideration required to be paid by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. Specifically, as further described below, approximately 30,000 shares of the newly authorized Preferred Stock are proposed to be issued as consideration in the acquisition of Hatfield Inns, LLC ("Hatfield"), if the transaction is completed.

         In March 1997, the Company announced that it had entered an agreement for the acquisition of eight hotels (one of which is currently under construction) located in Kentucky and Missouri from Hatfield (the "Hatfield Transaction"). The Hatfield Transaction, if consummated, would require the assumption or replacement of approximately $7.25 million in debt by the Company and the issuance of approximately $3 million of 10% cumulative Preferred Stock of the Company (approximately 30,000 shares) at $100 per share. Thus, the proposed amendment to the Certificate of Incorporation is necessary, in part, in order to provide the Company shares of Preferred Stock to complete the previously announced terms of the Hatfield Transaction.

         If approved by the stockholders, the Preferred Stock will also be available for issue from time to time for such purposes and consideration as the Board may approve, and no further vote of the stockholders of the Company will be required, except as required under the Delaware General Corporation Law ("DGCL") or the rules of any stock exchange or quotation system on which the shares of the Company are listed (currently the Nasdaq National Market).

         The proposed amendment would vest in the Board of Directors the authority (without further action by the stockholders) to issue up to 200,000 shares of Preferred Stock in one or more series, to designate the number of shares constituting any series, and to fix, by resolution, the voting powers, designations, preferences and relative, optional or other special rights thereof, including liquidation preferences, and the dividend, conversion and redemption rights of each such series. If the resolutions establishing the series so provide, holders of any series of Preferred Stock may have the right to receive a liquidating distribution before any distribution is made to holders of Common Stock upon liquidation, and holders of Preferred Stock may be entitled to receive all dividends to which they are entitled before any dividends may be paid to holders of Common Stock. Holders of each series of Preferred Stock will have such voting rights (which may include special rights regarding election of directors) as may be provided in the resolutions establishing such series. Each series or class of Preferred Stock could, as determined by the Board at the time of issuance, rank, with respect to dividends, sinking fund provisions and conversion, voting, redemption and liquidation rights, senior to the Common Stock.


428706.3
                                        8

         The Board of Directors is required to make any determination to issue shares of Preferred Stock based upon its judgment as to the best interest of the Company and its stockholders. Holders of Common Stock do not have any preemptive rights to acquire Preferred Stock or any other securities of the Company.

         It is not possible to state the precise effects of the authorization of shares of Preferred Stock upon the rights of the holders of the Company's Common Stock until the Board determines the respective preferences, limitations and relative rights of the holders of each class or series of the Preferred Stock. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on the Common Stock; (b) restrictions on dividends on the Common Stock; (c) dilution of the voting power of the Common Stock to the extent that the Preferred Stock had voting rights; (d) conversion of the Preferred Stock into Common Stock at such prices as the Board determines, which could include issuance at below the fair market value or original issue price of the Common Stock; and (e) the holders of Common Stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preference granted to holders of the Preferred Stock.

         The Board has determined the relative rights and preferences of the Preferred Stock which the Board proposes to issue as consideration in the Hatfield Transaction. If the transaction is completed, the Board proposes to issue to the members of Hatfield approximately $3 million (approximately 30,000 shares) of the newly authorized Preferred Stock, which will be designated as Series A Preferred Stock. The Series A Preferred Stock proposed to be issued in the transaction will be issued at $100 per share and will be ten percent (10%) nonvoting cumulative Preferred Stock of the Company. All or a portion of the Preferred Stock will be callable by the Company at one hundred and ten percent (110%) of the original issuance price (as defined in the Merger Agreement attached as Appendix B hereto), at any time after the date which is seven (7) years from the closing date, upon sixty (60) days written notice to the holders thereof. The holders of the Series A Preferred Stock will have the right to convert the Series A Preferred Stock to Common Stock of the Company at any time after the date which is seven (7) years from the issuance date of the Series A Preferred Stock, at a conversion price equal to the average trading price of the Company's Common Stock over the ten (10) trading days immediately preceding the date of conversion. Additionally, the holders of the Series A Preferred Stock will have registration rights beginning immediately after the conversion of any shares of Series A Preferred Stock into shares of Common Stock and will have the right to put the Series A Preferred Stock back to the Company, if the Company is more than sixty (60) days late with regard to twelve (12) of any eighteen (18) consecutive dividend payments due the holders of the Series A Preferred Stock (exclusive of any late charges, interest or penalties); provided that no holder may seek to enforce the put obligation until the holder shall have provided the Company with notice of the exercise of the put and six (6) months have elapsed from the date of exercise of such notice.

         With respect to the relative rights and preferences of the Series A Preferred Stock described above, the Board may, as a result of currently proposed legislative tax changes regarding the classification of preferred stock in certain reorganization transactions, amend the rights and preferences of the Series A Preferred Stock in order to comply with the new limitations which will be placed on the issuance of preferred stock and the intention of the parties to the Merger to have the Series A Preferred Stock issued without the members of Hatfield recognizing taxable gain. If the Board determines, based on its judgment as to the best interests of the Company and its stockholders, that an amendment to the rights and preferences of the Series A Preferred Stock is desirable as a result of the legislative tax proposals and certain other reasons set forth above, or otherwise to benefit the Company and Hatfield, the amended rights and preferences of the Series A Preferred Stock may be modified in any one or more of the following ways, including, but not limited to: (i) elimination of the right of Hatfield to put the Series A Preferred Stock back to the Company, (ii) elimination of any requirement of the Company to redeem or purchase the Series A Preferred Stock, (iii) elimination of the Company's right to call or purchase the Series A Preferred Stock, (iv) elimination of the right of Hatfield to convert the Series A Preferred Stock into the Common Stock of the Company, or (v) adjustment of the dividend rate such that the rate decreases from ten percent (10%) to six percent (6%) at some future date. No other amendments to the current rights and preferences of the Series A Preferred Stock are currently anticipated a result of the enactment of the legislative tax proposals. However, depending upon the final form of any such legislation, if any, additional modifications might be considered.

428706.3
                                        9

         Although the Board would authorize the issuance of additional shares of Preferred Stock based on its judgment as to the best interests of the Company and its stockholders, the issuance of authorized Preferred Stock could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding Common Stock. In addition, the issuance of shares of Preferred Stock could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an anti-takeover effect, especially if Preferred Stock were issued in response to a potential takeover. Such an issuance could deter the types of transactions that may be proposed or could discourage or limit the stockholders' participation in certain types of transactions that might be proposed (such as tender offers), whether or not such transactions were favored by the majority of the stockholders, and could enhance the ability of officers and directors to retain their positions. The Company is not currently contemplating the issuance of any Preferred Stock which may make more difficult a change of control of the Company, nor is the Company aware of any proposals relating to a possible change of control of the Company.

         The Board of Directors believes that the availability of Preferred Stock provides the Company with the flexibility to address potential future financing needs by creating Preferred Stock customized to meet the needs of any particular transaction and market conditions without having to incur possible delays and expenses associated with obtaining stockholder approval. The Company also could issue Preferred Stock for other corporate purposes, such as to implement joint ventures or to make acquisitions.

         The affirmative vote of holders of a majority of the shares of Common Stock outstanding and entitled to vote at the meeting is required to adopt the proposed amendment to the Company's Certificate of Incorporation creating and authorizing the issuance of up to 200,000 shares of Preferred Stock of the Company. If the amendment is not approved by the stockholders, the Company will not have any Preferred Stock authorized and will not be able to complete the Hatfield Transaction. With respect to the proposal to amend the Company's Certificate of Incorporation to authorize shares of Preferred Stock, all shares will be voted FOR or AGAINST, or not voted, as specified on each proxy. If no choice is indicated, a proxy will be voted FOR the proposal to amend the Company's Certificate of Incorporation to authorize the shares of Preferred Stock. THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ADOPTION OF THIS PROPOSAL.


INFORMATION  ABOUT THE MERGER,  BUCKHEAD AMERICA  CORPORATION AND HATFIELD INNS,
LLC

The Parties to the Merger

         Buckhead.

         Buckhead and most of its wholly-owned subsidiaries were incorporated in Delaware on December 17, 1992 in connection with the bankruptcy reorganization of Buckhead America Corporation ("Old Buckhead"), a Georgia corporation formerly known as Days Inns of America, Inc. ("Days Inns"), and certain of its affiliates. The Company, the successor-in-interest to certain assets and liabilities of Days Inns, commenced operations on December 29, 1992.

         The Company operates in the hospitality industry, and its principal holdings include hotels, loans and other investments secured by hotels, franchising rights and other related assets. Its principal product is the Country Hearth Inn mid-priced hotel chain which the Company acquired in May 1994. The primary activity of the Company involves the expansion of the Country Hearth chain. Expansion of the chain has been effected through direct acquisition and conversion of existing hotels and through franchise sales. As of February 28, 1997, nineteen Country Hearth Inns were open and operating in nine states, six of which were Company owned.

         The  Company's   principal  business  strategy  is,  and  the  combined
Company's principal business strategy will be, to provide high quality, responsive hotel management and franchise services designed to improve hotel

428706.3
                                       10
profitability, and to provide its hotel guests with a high level of satisfaction. In executing this business strategy the Company seeks to implement policies and programs designed to increase revenues while minimizing operating expenses. The Company seeks to grow hotel revenues by continuing to strengthen the Country Hearth brand and implementing national, regional and local sales and marketing programs. Programs designed to reduce costs include providing purchasing services at favorable prices, offering management services and the Country Hearth brand for one combined fee, minimizing the costs associated with operating under the Country Hearth brand name, and promoting employee productivity and morale. The Company's growth strategy is, and the combined Company's growth strategy will be, focused on (i) improving the revenue and operating performance of its existing hotels; and (ii) increasing the number of rooms under its management or brand in its hotel portfolio.

         The address of the principal executive offices of the Company is 4243 Dunwoody Club Drive, Suite 200, Atlanta, Georgia 30350 and its telephone number is (770) 393-2662.

         Hatfield.

         Hatfield Inn, Inc. was incorporated on February 10, 1992, as a Delaware corporation for the purpose of developing and owning hotel properties. On January 1, 1997, Hatfield Inn, Inc. elected to convert its form of organization to that of a limited liability company, and changed its name to Hatfield Inns, LLC ("Hatfield"). As of December 31, 1996, Hatfield owned seven Hatfield Inns located in Kentucky and Missouri, with one additional Hatfield Inn under construction in Harrodsburg, Kentucky. The Hatfield hotels, which are less than four years old, will be converted to the Country Hearth concept as a result of the Merger. As of March 11, 1997, there were two members of Hatfield holding membership interests and the membership interests were not publicly traded.

         Hatfield has constructed all of its Hatfield Inns using a standard design, with similar architectural styles, guest room floor plans and similar construction materials. Generally, each Hatfield Inn includes 40 guest rooms, six of which are suites. Each Hatfield Inn is a mid-priced limited service hotel which offers its guests a free continental breakfast.

         At March 11, 1997, Hatfield had approximately 28 full-time employees and 33 part-time employees. Employees at Hatfield's hotels are not presently employed under collective bargaining agreements.

         Set forth below is certain descriptive information regarding each hotel owned by Hatfield:

         Bowling Green, Kentucky Hotel. This two-story, interior-corridor hotel is located in Bowling Green, Kentucky, and is adjacent to the Corvette Museum, one of the many lodging demand generators in Bowling Green. The hotel, which opened in November 1996, is a 40-room hotel, and is in excellent condition. Approximately 80% of the business at this hotel is generated by the tourist and leisure attractions of the Corvette Museum and Buick Grand National drag races held at nearby Beach Bend race track. Other lodging demand generators include Western Kentucky University and commercial business related to the General Motors plant, which is approximately four miles from the hotel. The Bowling Green market is fairly seasonal with spring and summer considered the peak seasons. The hotel's primary competitors for business include the following hotels in the area: a Best Western hotel and a Continental Inn. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $933,000. The loan bears interest at 9.75% and requires monthly payments until February 6, 2002. The property also secures a construction mortgage loan for the Harrodsburg, Kentucky hotel.

         Caruthersville, Missouri Hotel. This two-story, interior-corridor hotel is located directly across from the Casino Aztar, a Riverboat Casino on the Mississippi River, which is considered the primary demand generator in the area. The hotel, which opened in January 1996, is a 40-room hotel, and is in very good condition. Approximately 75% of the business at this hotel is generated by destination leisure activities. The proximity of the hotel to the Casino is a major competitive advantage since all of the hotel's competitors are located on I-55 in Hayti, Missouri which limits their degree of competition with the hotel. The hotel secures a mortgage loan with a March

428706.3
                                       11

15, 1997 balance of approximately $1,021,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until May 3, 2015.

         Central City, Kentucky Hotel. This two story, interior-corridor hotel is located at the intersection of Western Kentucky Parkway and Highway 431. The hotel, which opened in 1993, is a 39-room hotel, and is in good condition. Approximately 50% of the hotel's business is generated by highway motorists and approximately 50% is comprised of destination leisure travel and commercial transient business related primarily to area power plants and the State prison. The hotel does not experience any direct competition. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $705,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until November 30, 2007.

         Dexter, Missouri Hotel. This two-story, interior-corridor hotel is located at the intersection of Highways 60 and 25. The hotel, which opened in February 1995, is a 40-room hotel, and is in good condition. Approximately 72% of the business at this hotel is comprised of commercial transient business related to companies located in the area, primarily Union Pacific and Southern Pacific Railroads. The hotel's primary competitor for business is the 62-room Dexter Inn located one mile to the west. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $840,000. The loan bears interest at prime plus 1.5% (9.75% at December 31, 1996) and requires monthly payments until March 20, 2000.

         Lebanon, Kentucky Hotel. This two-story, interior-corridor hotel is located at the intersection of Highways 68 and 55. The hotel, which opened in December 1994, is a 40-room hotel, and is in good condition. Approximately 85% of the business at this hotel is comprised of commercial transient business related to companies located in the area, primarily Angell Manufacturing, Armor Food Ingredients, Kentucky Coopers, Plastic Products, Wheaton Plastic Products and Wallace Computer Services. In addition, the local tobacco market generates a significant amount of demand in November, December and January (which is the buying season for tobacco). There are no tourist attractions in the area and leisure demand consists primarily of visits to friends and families. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $813,000. The loan bears interest at 11.25% (as of December 31, 1996) and requires monthly payments until February 1, 2010. The hotel does not experience any direct competition.

         Leitchfield, Kentucky Hotel. This two-story, interior hotel is located near the intersection of Western Kentucky Parkway and Highway 259. The hotel, which opened in August 1995, is a 40-room hotel, and is in very good condition. Approximately 50% of the business at this hotel is comprised of commercial transient business related to companies located in the area, primarily MTD (a parts manufacturer for General Electric), Leitchfield Plastics, Vermont America, Liggett & Platt and the remainder to destination leisure travelers as a result of the hotel's close proximity to area lakes for boating and other water related activities. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $863,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until November 10, 2010. There are no competitors in the immediate area.

         Sikeston, Missouri Hotel. This two-story, interior-corridor hotel is located equidistant from St. Louis and Memphis (approximately 145 miles), and is adjacent to an outlet mall. The hotel, which opened in August 1995, is a 40-room hotel, and is in good condition. Approximately 95% of the business at this hotel is comprised of commercial transient business, destination leisure and highway motorists. Sikeston is primarily a farming community with agriculture and agribusiness dominating the local economy. The majority of the commercial lodging demand is generated, in some way, by the farming industry. The market for hotel rooms in Sikeston is competitive due to the numerous properties in the area. The hotel secures a mortgage loan with a March 15, 1997 balance of approximately $693,000. The loan bears interest at prime plus 1% (9.25% at December 31, 1996) and requires monthly payments until September 9, 2001.

         Harrodsburg, Kentucky Hotel. As of March 11, 1997, a new Hatfield Inn was under development in Harrodsburg, Kentucky. The hotel will contain 40 guest rooms, and construction is expected to be completed during

428706.3
                                       12
the third quarter of 1997. Construction of the hotel is being financed by a $650,000 construction loan with a permanent provision, which loan is expected to be assumed or replaced by the Company when the new hotel is completed. The construction mortgage loan is secured by the Hatfield Inn located in Bowling Green, Kentucky. Pursuant to the Merger Agreement, a portion of the purchase price equal to approximately $600,000 of Preferred Stock (approximately 6,000 shares) will be placed in escrow until such property has received a certificate of occupancy and is ready to open for business. Hatfield will be responsible for completing the construction of the property at its sole cost and expense.

         With respect to each of the above referenced hotels, assumption or refinancing of the outstanding mortgage loans thereon on terms and conditions acceptable to the Company is a condition to the consummation of the Hatfield Transaction. In addition, with respect to each of the above referenced hotels, straight-line depreciation methods are used based on useful lives of 39 years for depreciable real property and 3-7 years for all other depreciable property. Further, each property listed above is adequately covered by insurance in the opinion of management.

The Merger Agreement

         The following is a brief summary of the material aspects of the Hatfield Transaction. This summary does not purport to be complete and is qualified in its entirety by reference to the Agreement of Merger, as amended, (the "Merger Agreement"), which is attached to this Proxy Statement as Appendix B.

         On March 11, 1997, the Company, its wholly-owned subsidiary, BLM-RH, Inc., a Delaware corporation ("BLM-RH"), Hatfield Inns, LLC, a Delaware limited liability company ("Hatfield"), and Guy Hatfield, Dorothy Hatfield and Hatfield Inns Advisors, LLC, a Delaware limited liability company, the sole members of Hatfield, signed the Merger Agreement whereby the Company agreed to acquire
Hatfield, an operation of eight hotels (one of which is currently under construction) in Kentucky and Missouri. The Merger Agreement provides that Hatfield will merge with and into BLM-RH, which will be the surviving company in the Merger, and the separate existence of Hatfield will cease. Pursuant to the Merger Agreement, the Company will assume approximately $7.25 million in debt and issue approximately $3 million of 10% cumulative preferred convertible stock of the Company (approximately 30,000 shares of Series A Preferred Stock) at $100 per share, if the Merger Agreement is consummated. The Company paid a $50,000 earnest money deposit upon execution of the Merger Agreement. See "Proposal to Amend the Company's Certificate of Incorporation" above, for a discussion regarding the rights and preferences of the Series A Preferred Stock.

         Subject to the terms and conditions of the Merger Agreement, the Merger shall be consummated as promptly as practicable after the satisfaction or waiver of the conditions set forth in the Merger Agreement. The Merger shall be effective at such time as the Certificate of Merger is duly filed in accordance with the DGCL (the "Effective Date").

         The Merger Agreement may be terminated, however, if during the due diligence period (which ends sixty (60) days following the Effective Date), the Company shall, for any reason, in the Company's sole discretion, disapprove or be dissatisfied with any aspect of any of the properties subject to the transaction by giving written notice to Hatfield at or before the expiration of the due diligence period. Upon Hatfield's receipt of such notice, the Merger Agreement shall automatically terminate and the $50,000 earnest money deposit shall be returned to the Company (less One Hundred Dollars ($100.00)), and neither Hatfield nor the Company shall have any further obligation or liability to the other hereunder, except for any continuing indemnity obligation as provided in the Merger Agreement.

Conditions to the Merger

         The respective obligations of the Company and Hatfield to effect the Merger are subject to a number of conditions, including among others: (i) the approval of the proposal to amend the Company's Certificate of

428706.3
                                       13

Incorporation to authorize the issuance of the Series A Preferred Stock no later than June 15, 1997; (ii) the Company and Hatfield each having performed and complied with all covenants and agreements contained in the Merger Agreement;
(iii) the truth and accuracy in all material respects of all representations and warranties of each of the Company and Hatfield on and as of the date made and the Effective Date; (iv) there having been no material adverse change in the business, prospects, operations, assets or condition (financial or otherwise) of the parties since the date of the Merger Agreement and through the Effective Date; and (v) the Company's ability to assume the existing financing which currently encumbers the properties on terms and conditions acceptable to the Company or to otherwise secure financing on terms and conditions acceptable to the Company.

 Reasons for the Transaction

         The Board of Directors has considered the terms and conditions of the Merger Agreement and has determined that the Merger Agreement is fair to, and in the best interest of the Company. In making their respective determinations, which determinations were the product of the business judgment of the respective members thereof, exercised in light of their fiduciary duties to the Company and the stockholders of the Company, the Board of Directors reviewed and considered information and documentation relating to the Merger and considered a number of factors, including, but not limited to, the following: (i) the Hatfield properties generate positive cash flow and are ideally suited for conversion to the Country Hearth concept; (ii) the hotels are each less than four years old; and (iii) the hotels are strategically located in relation to the Company's existing hotels.

         The Board also considered that the Merger is consistent with, and is an important step in, the Company's growth strategy. The Hatfield hotels provide for improved national brand/chain awareness. While there can be no assurance that the integration of the Company and Hatfield will be successful, or accomplished in a timely fashion if completed, or that the combined Company will successfully implement its growth strategy, the Board of Directors believes that the Merger will generate several benefits, including:

         o The Company believes that Hatfield has developed a hotel product design and concept that is well suited to small towns and rural communities. The Company intends to use Hatfield's construction plans, designs and schedules to expand the concept to additional markets through development of additional hotels and sales of additional franchises.

         o The Company believes that the combined Company's expanded size and diverse geographic presence presents opportunities for enhancing the Company's brand recognition. The Company currently intends to convert the Hatfield hotels to the Company's Country Hearth brand, thereby providing an increase in market coverage for the Company's product, particularly in the midwestern United States. Based on its examination of the Hatfield hotels, the Company believes that such properties are in well maintained condition and of high quality. As a result the Company does not expect that such hotel brand conversions will require significant capital expenditures.

         o The Company believes that as a result of the Company's increased brand recognition, marketing strength, and higher average daily rate ("ADR") structure compared to Hatfield's, the conversion of the Hatfield hotels to the Company brand presents opportunities for improvement in both ADR and occupancy rates. The Company intends to add to or enhance the product features offered at the hotels, such as, but not limited to, adding coffee makers in each room, upgraded continental breakfasts, newspapers, and a modest aminities package.

         o The Company believes that the combined Company will create economies of scale in general areas, such as centralized reservations services, national sales and marketing departments, and centralized accounting, advertising, management information services and other administrative departments. As a result of the Merger, the Company believes that the combined Company will achieve additional cost

428706.3
                                       14
              savings in these centralized services departments over those that have been experienced by the Company or Hatfield separately.

         o The Company believes that the combination of the experienced hotel employees of the Company and Hatfield will result in the combined Company having a large pool of hotel employees with proven track records that can further support the implementation of the Company's business strategy and support the combined Company's future growth. In addition, the Merger presents the Company with the opportunity to augment its successful corporate management team with individuals from Hatfield's experienced corporate management team.

         o The Company believes it can extend its purchasing power and leverage with vendors to the Hatfield hotels. The Company offers purchasing services to the hotels in its portfolio and uses its purchasing power to negotiate favorable contract terms with vendors, on both a regional and national basis. The Company believes that the combined Company's increased size will further increase its purchasing power with such vendors and any prospective vendors, which may therefore result in cost savings and may generate increased profits for the combined Company.

         In view of the wide variety of factors considered, the Board of Directors did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in making their determinations.

Appraisal Rights

         Under the DGCL, holders of Buckhead Common Stock will not be entitled to any appraisal or dissenters' rights in connection with the Merger.

Accounting Treatment

         The  merger  will be  accounted  for  under  the  "purchase"  method of accounting, in accordance with generally accepted accounting principles ("GAAP"). Under this method of accounting, the purchase price will be allocated to assets acquired and liabilities assumed based on their estimated fair values at the effective time.

Regulatory Requirements

         Other than the filing of a Certificate of Merger with the State of Delaware, there are no Federal or State regulatory requirements which must be complied with or approvals which must be obtained in connection with the Merger.

Certain Federal Income Tax Considerations

         The following discussion summarizes certain federal income tax consequences of the Merger to the Company and BLM-RH. It is the intention of the parties that the Merger qualify for federal income tax purposes as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), by application of Section 368(a)(2)(D) of the Code. If the Merger is treated as a reorganization under Section 368(a) of the Code, neither the Company nor BLM-RH will recognize gain or loss as a result of the Merger. BLM-RH's adjusted tax basis in the assets acquired in the Merger generally will equal Hatfield's adjusted tax basis in such assets as determined immediately prior to the Merger. BLM-RH will also succeed to certain tax attributes of Hatfield such as net operating loss and capital loss carryforwards and earnings and profits.




428706.3
                                       15

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF HATFIELD

Results of Operations.

         The following discussion and analysis of financial condition and results of operations should be read in conjunction with the Hatfield financial statements and accompanying notes appearing elsewhere in this Proxy Statement. The Hatfield hotels are operated as a chain of low to moderately priced, limited service hotels in Kentucky and Missouri. The following is a breakdown of the average occupancy rates and room revenues per hotel during 1996:


                              Average        Year        Annual      Average
                            Occupancy       Opened        Room     Daily Rate
                               Rate                     Revenue


Central City                  74.31%         1993       447,116        41.10

Sikeston                      61.07%         1994       394,602        44.14

Lebanon                       61.56%         1994       394,120        43.73

Dexter                        56.03%         1995       348,902        42.59

Leitchfield                   62.42%         1995       390,200        42.70

Caruthersville*               51.69%     1996 (Jan.)    384,844        54.18

Bowling Green*                10.22%     1996 (Nov.)      9,306        49.50

-----------------
* Reflects operation from the dates of opening in January and November 1996, respectively.

         The following is a breakdown of the average occupancy rates, average room revenue per hotel and average daily rates for all Hatfield hotels during 1996:

Average occupancy rate*                                        61.18%
Average room revenue per hotel*                               $393,297
Average daily rate*                                           $44.72
-------------------
* Due to its limited operating history, the results of operations from the Bowling Green hotel opened in November 1996 are not reflected in the table above. The Bowling Green hotel, during two months of operations in 1996, had an average room occupancy of 10.22%, annual room revenue of $9,306 and an average daily rate of $49.50. Each of the hotels has 40 rooms, except the Central City hotel, which has 39 rooms.

         Operating expenses for the Hatfield hotels averaged approximately $8,000 per room per year for 1996 (excluding interest expense). The major components of expense include staff expense ($2,343 per room), depreciation ($1,574 per room), administrative expense ($1,535 per room) and utilities ($542 per room). In addition, Hatfield paid management fees of $123,634 ($503 per room) to an affiliate in 1996. If the Merger is completed, these management fees will no longer be paid, and the Company will assume management responsibility for the Hatfield hotels.

         Hatfield's hotels have historically experienced seasonal variances typical of the hotel industry, with higher revenues in the second and third quarters of calendar years compared with the first and fourth quarters.


428706.3
                                       16

Liquidity and Capital Resources

         Most of Hatfield's hotels were constructed and opened during the past four years. The construction was financed through bank construction loans which were converted to permanent mortgages upon completion. Equity capital was provided by contributions from the sole stockholder of Hatfield's predecessor. Hatfield's cash flow from hotel operations has been sufficient to cover normal operating costs. However, due to Hatfield's new mortgage debt service requirements and relatively new hotels that have required start-up costs and have initially provided minimal cash flow, Hatfield has relied on advances from its predecessor's sole stockholder to service its debt. Upon consummation of the Merger, the Company intends to refinance portions of the Hatfield mortgage debt. In addition, Hatfield has historically paid in excess of $100,000 per year to affiliates in management fees which will no longer be paid after the Merger. The Company believes that, with these adjustments, the Hatfield hotels' operations will generate sufficient cash flow to fund operations and debt service.

Unaudited Pro Forma Financial Information and Historical Financial Information of Hatfield Inn, Inc.

         On January 1, 1997, Hatfield Inn, Inc. ("Predecessor") was merged into Hatfield. The merger of these entities qualified as a tax-free reorganization and was accounted for as a transaction between entities under common control. The companies merged using historical costs in a manner similar to a pooling of interests. The financial statements included herein reflect the operations of the Predecessor.

         The following unaudited pro forma condensed consolidated financial statements (collectively referred to hereinafter as the "Pro Forma Statements") are presented as if the consummation of the acquisition of Hatfield had been consummated for balance sheet presentation purposes as of December 31, 1996 and for income statement purposes as of January 1, 1996. The Pro Forma Statements are not necessarily indicative of the financial position or the results of operations of the Company, as they may be in the future or as they might have been had the acquisition been consummated on the dates indicated.

         The Pro Forma Statements include historical information of the Company. The Company's balance sheet as of December 31, 1996 and income statement for the year then ended were derived from the Company's Form 10-KSB for the year ended December 31, 1996.

         The Pro Forma Statements also include historical information of the Predecessor. The Predecessor's balance sheet as of December 31, 1996 and income statement for the year then ended were derived from financial statements for the year ended December 31, 1996 included herein.

         For purposes of preparing the Pro Forma Statements, the historical balance sheet of the Predecessor as of December 31, 1996 has been combined with assets and liabilities of Hatfield that existed as of December 31, 1996 and that will be transferred to the Company as part of the Merger Agreement to form an "as if" Hatfield balance sheet as of December 31, 1996. These combining entries are reflected below in the "Hatfield Inns, LLC Pro Forma Adjustments". However, no similar adjustments were necessary for the income statement for the year ended December 31, 1996, as the effects are not significant.

         The pro forma adjustments are based upon currently available information and upon certain assumptions that the Company believes are reasonable in the circumstances. The Pro Forma Statements and accompanying notes should be read in conjunction with the historical financial statements of the Company included in its Form 10-KSB for the year ended December 31, 1996 and the historical financial statements of the Predecessor included herein for the year ended December 31, 1996.


428706.3
                                       17

                  BUCKHEAD AMERICA CORPORATION AND SUBSIDIARIES
                PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)



                                                                                                 PRO FORMA        PRO FORMA
                                        HISTORICAL            HATFIELD INNS,     HISTORICAL       PURCHASE        CONSOLIDATED
                                     HATFIELD INN, INC.            LLC            BUCKHEAD      ACCOUNTING          INCOME
                                      (PREDECESSOR)            PRO FORMA          AMERICA       ADJUSTMENTS        STATEMENT
                                   -------------------       -----------------  ------------  ---------------  ----------------

Revenues:
     Hotel revenues                $        2,477,308               2,477,308     9,979,477                         12,456,785
                                   ------------------        -----------------  ------------                   ----------------
Interest income:
     Notes receivable                                                               256,228                            256,228
     Investments                                                                    786,641                            786,641
                                   ------------------        -----------------  ------------                   ----------------
         Total interest income                                                    1,042,869                          1,042,869
Other income                                                                      2,850,459                          2,850,459
                                   ------------------        -----------------  ------------                   ----------------
         Total revenues                     2,477,308               2,477,308    13,872,805                         16,350,113
                                   ------------------        -----------------  ------------                   ----------------
Expenses:
     Hotel operations                       1,462,774               1,462,774     8,659,355         (80,000)(a)     10,042,129
     Depreciation and amortization            386,814                 386,814       956,900         (69,692)(b)      1,274,022
     Other operating and administrative       126,363                 126,363       934,543                          1,060,906
     Interest                                 495,529                 495,529     1,505,163         (12,666)(c)      1,988,026
                                   ------------------        -----------------  ------------  ---------------  ----------------
           Total operating,
           administrative and
           interest expenses                2,471,480               2,471,480    12,055,961        (162,358)        14,365,083
                                   ------------------        -----------------  ------------  ---------------  ----------------
         Income before income taxes             5,828                   5,828     1,816,844                          1,985,030
Provision for income taxes                      1,601                   1,601                        (1,601)(d)              0
                                   ------------------        -----------------  ------------  ---------------  ----------------
            Net income             $            4,227                   4,227     1,816,844        (163,959)         1,985,030
                                   ===================       =================  ============  ===============  ================
     Dividends paid on redeemable
     preferred stock                                                                               (176,816)(e)      (176,816)
                                                                                                               ----------------
     Net income applicable to
     common shareholders                                                                                             1,808,214
                                                                                                               ================
     Net income per common and common equivalent share:
         Primary                                                                $      1.00                               1.00
                                                                                ============                   ================
         Fully diluted                                                          $      1.00                               0.94
                                                                                ============                   ================
Weighted average number of common and common equivalent shares used to calculate net income per share:
         Primary                                                                  1,814,510                 (f)      1,814,510
                                                                                ============                   ================
         Fully Diluted                                                            1,815,049                 (g)      2,115,481
                                                                                ============                   ================

See Notes to the Pro Forma Condensed Consolidated Financial
Statements.

                          BUCKHEAD AMERICA CORPORATION
                                AND SUBSIDIARIES
                                    PRO FORMA
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 1996
                                   (Unaudited)


                                                                                                           PRO FORMA
                                       HISTORICAL         HATFIELD INNS, LLC     HATFIELD    HISTORICAL    PURCHASE     PRO FORMA
                                      HATFIELD INN, INC.    PRO FORMA            INNS, LLC   BUCKHEAD      ACCOUNTING   CONSOLIDATED
             ASSETS                   (PREDECESSOR)         ADJUSTMENTS          PRO FORMA   AMERICA       ADJUSTMENTS BALANCE SHEET
---------------------------------     ------------------   -------------------  ------------ ------------ ----------- -------------

CURRENT ASSETS:

   Cash and cash equivalents       $          40,320                             40,320      1,801,670                     1,841,990
   Short-term investments                                                                    3,026,873                     3,026,873
   Current portions of notes receivable                                                        466,988                       466,988
   Other current assets                      152,878                            152,878        565,864                       718,742
                                   ------------------                           -------     ----------                 ------------
          Total current assets               193,198                            193,198      5,861,395                     6,054,593

Noncurrent portions of notes
     receivable
Property and equipment,                                                                       465,517                       465,518
     at cost, net of accumulated
     depreciation                          7,289,575                          7,289,575     18,730,897                   26,020,472
Construction in progress                                           97,003(h)     97,003                    1,152,997(k)   1,250,000
Excess of purchase price over
     historical cost of net assets
     acquired                                                                                              2,078,159(l)   2,078,159
Other assets                                  82,266                             82,266       1,977,285                    2,059,551
                                   ------------------              ---------  ---------     -----------     ----------   -----------

                                   $       7,565,039               97,003     7,662,042    27,035,095      3,231,156     37,928,293
                                   ==================  ===================  ============  ============  =============  =============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

CURRENT LIABILITIES:

   Accounts payable and accrued expenses     349,764                            349,764       933,884        450,000(m)    1,733,648
   Advances from shareholder                 485,025                            485,025                                      485,025
   Current portions of notes payable         401,250               33,937(i)    435,187       337,567                        772,754
                                   ------------------  -------------------  ------------  ------------  -------------  -------------
          Total current liabilities        1,236,039               33,937     1,269,976     1,271,451        450,000       2,991,427

Advances from affiliate                      449,421            (383,478)(j)     65,943                                       65,943
Deferred tax liability                        48,574                             48,574                     (48,574)(n)            0
Noncurrent portions of notes payable       5,676,019                          5,676,019    12,081,392        650,000(o)   18,407,411
                                   ------------------  -------------------  ------------  ------------  -------------  -------------
          Total liabilities                7,410,053            (349,541)     7,060,512    13,352,843      1,051,426      21,464,781
                                   ------------------  -------------------  ------------  ------------  -------------  -------------

Minority interest in partnership                                                              598,118                        598,118
Redeemable preferred stock                                                                                 2,781,260(p)    2,781,260
Shareholders' equity                         154,986              446,544       601,530    13,084,134      (601,530)(q)   13,084,134
                                   ------------------  -------------------  ------------  ------------  -------------  -------------

                                   $       7,565,039               97,003     7,662,042    27,035,095      3,231,156      37,928,293
                                   ==================  ===================  ============  ============  =============  =============



See Notes to the Pro Forma Condensed Consolidated  Financial Statements.




428706.3
                                       18

                  Buckhead America Corporation and Subsidiaries
                  Notes to the Pro Forma Condensed Consolidated
                              Financial Statements


     The planned acquisition of Hatfield will be accounted for as a purchase with a total purchase price of $10,250,000 plus estimated closing costs of approximately $450,000. The purchase price includes the assumption of debt of approximately $7,250,000 and net deficit (as defined) at closing (estimated to be a net deficit of $220,000) and the issuance of redeemable preferred stock of the Company ("Preferred Stock") for the remainder.

     The purchase price will be allocated to the tangible and intangible assets and liabilities of Hatfield based upon their respective fair values. Such allocations will be based on appraisals and valuations which have not yet been completed. Accordingly, the allocations reflected in the Pro Forma Statements are preliminary and, among other things, no fair value allocations have been made to the property and equipment of Hatfield. The unallocated excess purchase price is included in excess of purchase price over historical cost of net assets acquired in the pro forma condensed consolidated balance sheet.

     As of December 31, 1996, a hotel that will be acquired from Hatfield was in the early stages of construction and had no existing financing. The Merger
Agreement allocates $1,250,000 of the total purchase price to this hotel under construction. Approximately $600,000 of the Preferred Stock will be held back until the completion of the hotel. The remaining consideration for the hotel will consist of the assumption of approximately $650,000 in debt. The $1,250,000 is recorded as construction in progress in the pro forma condensed consolidated balance sheet. However, the $650,000 of debt and $600,000 of Preferred Stock are not considered outstanding for purposes of the pro forma consolidated income statement or earnings per share calculations.

     The Predecessor historical financial statements include the results of a hotel that was completed and opened for operations in late November of 1996. For the Pro Forma Statements, the portion of Preferred Stock consideration allocated to this hotel (approximately $413,000) was not considered to be outstanding until the opening of the hotel. Consequently, the earnings per share calculations only assume the issuance of Preferred Stock for this hotel as of December 1, 1996.

(a) To eliminate the management fees with the exception of the estimated incremental costs to the Company associated with managing the hotel properties. The management fees were paid to an affiliated company and such fees would not have been incurred by the Company.

(b) To adjust depreciation and amortization expense of the acquired assets for the new cost basis and to conform with the Company's depreciation policies. Amount includes amortization of the excess of purchase price over historical cost of net assets acquired, which is being amortized on a straight-line basis over 40 years. No depreciation was recorded on the costs allocated to construction in progress since the hotel is not yet completed.

(c) To adjust interest expense on one mortgage note for the new valuation based on the rate expected to be obtained upon refinancing by the Company.

(d) To adjust the provision for income taxes after giving affect to the Company's tax position.

(e) To record cash dividends on redeemable preferred stock. Dividends paid on redeemable preferred stock were calculated based on the total preferred stock outstanding ($2,781,260), less preferred stock held back until completion of the hotel currently under construction ($600,000), less the preferred stock allocated to a hotel property that was not completed until the end of November 1996 ($413,095).

(f)  There  was no  change in the  weighted  average  number  of  common  shares
     outstanding   as  the  redeemable   preferred   stock is not a common stock
     equivalent.

(g) The fully diluted number of common shares and common share equivalents outstanding is computed after giving effect to the redeemable preferred stock using the "if-converted" method and the assumptions in (e) above.

(h) Represents historical cost of property and equipment contributed to Hatfield by its members.

(i)  Represents debt assumed by Hatfield.

(j)  Represents advances to Predecessor forgiven by Hatfield.

(k) Represents the estimated additional costs for a hotel in progress that is being acquired by the Company.

(l) Represents the unallocated excess of the total purchase price of Hatfield over the historical cost of net assets acquired.

(m)  To record estimated closing costs for the acquisition of Hatfield.

(n) To remove the deferred tax liability from the balance sheet due to the available offsetting tax carryforwards of the Company.

(o) To record the estimated amount of an additional Hatfield mortgage to be assumed by the Company upon the completion of the hotel in progress.

(p) To record the redeemable preferred stock issued to the former owners of Hatfield.

(q)  To eliminate Hatfield stockholder's equity.



428706.3
                                       19

                          Independent Auditors' Report


The Board of Directors
Hatfield Inn, Inc.:


We have audited the accompanying balance sheet of Hatfield Inn, Inc. as of December 31, 1996, and the related statements of income, shareholder's equity (deficit), and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hatfield Inn, Inc. as of December 31, 1996, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


                                                     KPMG PEAT MARWICK LLP

April 11, 1997
Atlanta, Georgia


428706.3
                                       20

                                                         HATFIELD INN, INC.
                                                           Balance Sheet

                                                         December 31, 1996

                                                               Assets

Current assets:
    Cash                                                                         $          40,320
    Accounts receivable (note 3)                                                            87,227
    Inventories                                                                             43,277
    Prepaid expenses                                                                        22,374
                                                                                     -------------
           Total current assets                                                            193,198
                                                                                     -------------

Hotel property and equipment (notes 2, 3, and 4)                                         8,092,388
    Less accumulated depreciation                                                          802,813
                                                                                     -------------
           Net hotel property and equipment                                              7,289,575
                                                                                     -------------
Deferred loan costs, net of accumulated amortization of $8,309                              64,869
Other assets                                                                                17,397


                                                                                 $       7,565,039
                                                                                     ==============

                                       Liabilities and Shareholder's Equity
                                       ------------------------------------

Current liabilities:
    Accounts payable and accrued expenses                                        $         349,764
    Advances from shareholder (note 6)                                                     485,025
    Note payable (note 4)                                                                  180,000
    Current portion of mortgage notes payable (note 3)                                     221,250
                                                                                     -------------
           Total current liabilities                                                     1,236,039

Deferred income taxes (note 5)                                                              48,574
Noncurrent portion of mortgage notes payable (note 3)                                    5,676,019
Advances from affiliate (note 6)                                                           449,421
                                                                                     -------------
           Total liabilities                                                             7,410,053
                                                                                     -------------

Shareholder's equity:
    Common stock, par value $.15 per share, 1,000 shares
      authorized; 1,000 shares issued and outstanding                                          150
    Additional paid-in capital                                                             194,286
    Accumulated deficit                                                                    (39,450)
                                                                                     -------------
           Total shareholder's equity                                                      154,986
Commitments (note 6)                                                                 -------------

                                                                                 $       7,565,039
                                                                                     =============

See accompanying notes to financial statements.


428706.3
                                       21

                                                HATFIELD INN, INC.
                                                Statement of Income
                                           Year ended December 31, 1996


Revenues:
    Room                                                      $      2,369,090
    Other                                                              108,218
                                                                     ---------
              Total revenues                                         2,477,308

Operating expenses:
    Direct:
      Room                                                             575,599
      Other                                                             81,277
    General and administrative                                         377,051
    Utilities                                                          133,146
    Management fees (note 6)                                           123,634
    Advertising and promotion                                           91,238
    Repairs and maintenance                                             83,178
    Property taxes                                                      70,655
    Insurance                                                           53,359
    Depreciation and amortization                                      386,814
                                                                     ---------
              Total operating expenses                               1,975,951

              Income from operations                                   501,357

Interest expense                                                       495,529
                                                                      --------
              Income before income taxes                                 5,828

Deferred income tax expense (note 5)                                     1,601
                                                                      --------

              Net income                                    $            4,227
                                                                      ========


See accompanying notes to financial statements.


428706.3
                                       22

                                                HATFIELD INN, INC.
                                    Statement of Shareholder's Equity (Deficit)
                                           Year ended December 31, 1996

                                                                     ADDITIONAL                                 TOTAL
                                                     COMMON           PAID-IN          ACCUMULATED          SHAREHOLDER'S
                                                      STOCK           CAPITAL            DEFICIT          EQUITY (DEFICIT)

                                                  -------------   ----------------  -----------------   ---------------------
Balances at December 31, 1995                  $         --                  --           (43,677)              (43,677)
Contribution of capital through
   forgiveness of shareholder's
   advances (note 6)                                    150             356,486                 --               356,636
Liquidating dividends                                    --           (168,000)                 --             (168,000)
Contribution                                             --               5,800                 --                 5,800
Net Income                                               --                  --              4,227                 4,227
                                                    --------           --------           --------              --------

Balances at December 31, 1996                  $          150           194,286           (39,450)               154,986
                                                    =========          ========           ========              ========


See accompanying notes to financial statements.




428706.3
                                       23

                                                HATFIELD INN, INC.
                                              Statement of Cash Flows
                                           Year ended December 31, 1996

Cash flows from operating activities:
   Net income                                                                                $      4,227
   Adjustments to reconcile net income to net cash provided by operating activities:
         Depreciation and amortization                                                            386,814
         Deferred income tax expense                                                                1,601
         Increase in accounts receivable                                                         (43,732)
         Increase in inventories                                                                  (6,011)
         Increase in prepaid expenses                                                             (6,759)
         Increase in accounts payable and accrued expenses                                        185,830
                                                                                              -----------
            Net cash provided by operating activities                                             521,970
                                                                                              -----------
Cash flows from investing activities:
   Additions to hotel property and equipment                                                  (1,795,730)
   Additions to other assets                                                                     (17,397)
                                                                                              -----------
            Net cash used in investing activities                                             (1,813,127)
                                                                                              -----------
Cash flows from financing activities:
   Repayments of mortgage notes payable                                                         (872,579)
   Proceeds from mortgage notes payable                                                         1,833,688
   Proceeds from note payable                                                                     180,000
   Capital contribution                                                                             5,800
   Dividends                                                                                    (168,000)
   Repayment of advances from affiliate                                                         (227,237)
   Proceeds from advances from shareholder                                                        485,025
   Deferred loan costs                                                                            (9,444)
                                                                                              -----------
            Net cash provided by financing activities                                           1,227,253
                                                                                              -----------
            Net decrease in cash                                                                 (63,904)
Cash at beginning of year                                                                         104,224
                                                                                              -----------
Cash at end of year                                                                          $     40,320
                                                                                              ===========
Supplemental disclosure of cash flow information - cash paid during the year for
    interest, net of interest capitalized of $34,643                                         $    489,529
                                                                                              ===========
Supplemental disclosure of noncash financing activities - contribution of capital
    through forgiveness of shareholder's advances (note 6)                                   $    356,636
                                                                                              ===========


See accompanying notes to financial statements.









428706.3
                                       24

                               HATFIELD INN, INC.
                          Notes to Financial Statements

                                December 31, 1996


(1) Summary of Significant Accounting Policies

(a)    General Information

         The financial statements represent the accounts of Hatfield Inn, Inc. (the "Predecessor" - see note 7). The Predecessor was formed on February 10, 1992 for the purpose of developing and operating hotel properties. As of December 31, 1996, the Predecessor owned seven Hatfield Inns located in Kentucky and Missouri. The sixth hotel was opened in January 1996 and the seventh was opened in November 1996.

(b)    Inventories

       Inventories are stated at the lower of cost or market. Cost is generally determined using the first-in, first-out method.

(c)    Hotel Property and Equipment

       Hotel property and equipment are stated at cost. Depreciation of hotel property and equipment is calculated on the straight-line method over the following useful lives:

                                                      Years
                                                      -----
Buildings                                              39
Land improvements                                       7
Furniture, fixtures, and equipment                   3 to 7


(d)    Deferred Loan Costs

       Costs incurred to obtain the mortgage notes payable were deferred and are being amortized on a straight-line basis over the terms of the loans.

(e)    Income Taxes

         The Predecessor accounts for income taxes in accordance with the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.



428706.3
                                       25

                               HATFIELD INN, INC.

                          Notes to Financial Statements


(f)    Advertising

       The cost of advertising is expensed as incurred.

(g)    Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires the Predecessor to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(h)    Fair Value of Financial Instruments

       Management believes that the carrying amounts of cash, accounts receivable, accounts payable and accrued expenses, advances from shareholder, note payable, and current portions of mortgage notes payable are reasonable approximations of their fair value because of the short maturity of these instruments.

         The fair value of the Predecessor's noncurrent portions of mortgage notes payable is estimated by discounting the future cash flows of each instrument at rates currently offered to the Predecessor for similar debt instruments of comparable maturities by the Predecessor's bankers. Based on this valuation methodology, management believes that the carrying amount of the noncurrent portions of mortgage notes payable is a reasonable estimation of its fair value.

(2)        Hotel Property and Equipment

   The cost basis of hotel property and equipment is summarized as follows:

Land                                      $   765,417
Land improvements                             537,374
Buildings                                   5,198,630
Furniture, fixtures, and equipment          1,590,967
                                            ---------
                                          $ 8,092,388
                                            =========



428706.3
                                       26

                               HATFIELD INN, INC.

                          Notes to Financial Statements

(3)    Mortgage Notes Payable

Mortgage notes payable, which are personally guaranteed by the Predecessor's shareholder, consist of the following:

Mortgage note payable to a bank dated August 4, 1992,  bearing interest at prime plus 1% (9.25% at December 31, 1996),  payable in 180 monthly installments of principal  and  interest.  The note is  secured  by real  estate,  furniture, fixtures,  equipment,  and accounts receivable of a hotel property located in
   Central City, Kentucky                                                          $ 710,324

Mortgage note  payable to a bank dated  September 9, 1996,  bearing  interest at
   prime  plus  1%  (9.25%  at  December  31,  1996),   payable  in  59  monthly
   installments  of principal  and interest,  with the  remaining  principal due
   September 9, 2001. The note is secured by real estate,  furniture,  fixtures, equipment,  and accounts  receivable of a hotel property located in Sikeston,
   Missouri                                                                          697,399

Mortgage note payable to a bank dated January 23, 1995,  bearing interest at the yield of five-year U.S.  Treasuries  plus 3.5% (11.25% at December 31, 1996), payable in 180 monthly  installments  of principal and interest.  The note is
   secured  by  real  estate,  furniture,   fixtures,  equipment,  and  accounts
   receivable of a hotel property located in Lebanon, Kentucky                       817,149

Mortgage note payable to a bank dated March 23, 1995,  bearing interest at prime plus 1.5% (9.75% at December 31, 1996), payable in 59 monthly installments of principal and interest,  with the remaining principal due March 20, 2000. The note is  secured  by real  estate  of a hotel  property  located  in  Dexter,
   Missouri                                                                          844,582

Mortgage note payable to a bank dated  November 10,  1995,  bearing  interest at prime  plus  1%  (9.25%  at  December  31,  1996),  payable  in  180  monthly installments  of principal and interest.  The note is secured by real estate, furniture,  fixtures,  equipment, and accounts receivable of a hotel property
   located in Leitchfield, Kentucky                                                  868,104

Mortgage note  payable to a bank dated May 3, 1995,  bearing  interest  at prime plus 1% (9.25% at December 31, 1996),  payable in 240 monthly installments of principal  and  interest.  The  note is  secured  by real  estate  of a hotel
   property located in Caruthersville, Missouri                                    1,024,711

Construction mortgage note payable to a bank dated May 6, 1996, originally bearing interest at prime plus 2% (10.25% at December 31, 1996) with required monthly interest payments and was scheduled to mature on February 6, 1997.
   Hatfield Inns, LLC, the successor to the Predecessor (note 7), refinanced this note on a long-term basis on February 6, 1997. Accordingly, the balance as of December 31, 1996 is classified in the accompanying balance sheet as long-term. The refinanced note bears interest at 9.75% and is payable in 59 monthly installments of principal and interest, with the remaining principal due February 6, 2002. The note is secured by real estate of a hotel property located in Bowling Green, Kentucky 935,000 ---------

   Total                                                                            5,897,269
Less current portion                                                                  221,250
                                                                                    ---------
Noncurrent  portion of mortgage  notes payable                                    $ 5,676,019

                                                                                   ==========

428706.3
                                       27

                               HATFIELD INN, INC.
                          Notes to Financial Statements


The combined aggregate amount of maturities for all mortgage notes payable for each of the next five years and thereafter is as follows:

            Year ending
           December 31,

               1997                                                     $221,000
               1998                                                      249,000
               1999                                                      273,000
               2000                                                      946,000
               2001                                                      819,000
            Thereafter                                                 3,389,000
                                                                       ---------
                                                                      $5,897,000
                                                                       =========


(4)  Note Payable

     Note payable represented a $180,000 note payable to a bank dated February 12, 1996, which bore interest at prime plus 1% (9.25% at December 31, 1996) due quarterly. The note was secured by a second mortgage on a hotel property located in Caruthersville, Missouri, and was guaranteed by the Predecessor's shareholder. The note was fully paid and satisfied in January 1997 by Hatfield Inns, LLC, the successor to the Predecessor (note 7).

(5)  Income Taxes

     The provision for income tax expense, principally Federal, consists of the following:

              Current expense                                           $   ---
              Deferred expense                                             1,601
                                                                           -----
                                                                        $  1,601
                                                                           =====

Total income tax expense recognized differs from the amount computed by applying the U.S. Federal income tax rate of 34% to pretax income as a result of the following:


           Computed "expected" tax expense                              $  1,982
           State income taxes, net of Federal income tax benefit             308
           Other, net                                                      (689)
                                                                           -----
                                                                        $  1,601
                                                                         =======

The tax effects of temporary differences that give rise to the deferred tax asset and liability are presented below:

   Deferred tax asset - net operating loss carryforward             $    134,952
   Deferred tax liability - property and equipment                     (183,526)
                                                                        --------

           Net deferred tax liability                               $   (48,574)
                                                                      ==========


428706.3
                                       28

                               HATFIELD INN, INC.

                          Notes to Financial Statements



     At December 31, 1996, the Predecessor had a net operating loss carryforward for Federal income tax purposes of approximately $337,000 which is available to offset future taxable income, if any, through 2011.

(6) Transactions with Affiliates

(a)    Advances from Shareholder

       Advances from shareholder of $485,025 consist of the following:


       (i) $115,000 advance relating to a shareholder bank note payable of the same amount bearing interest at 9.75% through April 2, 1997, at which time the note maturity date was extended to October 2, 1997 and the interest rate increased to 10%. This shareholder note payable is secured by the shareholder's stock in another company.

       (ii) $370,025 advance relating to a shareholder $400,025 line of credit with a bank bearing interest at prime plus 1%. The shareholder's line of credit matures on May 2, 1997 and is secured by the shareholder's stock in another company.

       These advances from shareholder have terms consistent with the terms of the related underlying shareholder's debt.

(b)    Advances from Affiliate

     The Predecessor has received advances from All American Group, Inc. (a corporation wholly owned by the shareholder of the Predecessor). There are no payment terms, interest, or due dates on these advances.

(c)    Management Fees

       Fees are paid to All American Group, Inc. based on 5% of gross revenues for management and accounting services rendered. The total expense for these services was $123,634 for the year ended December 31, 1996.

(d)    Contribution from Shareholder

     During 1996, the Predecessor's shareholder forgave advances totaling $356,636, which were then recorded by the Predecessor as additional paid-in capital.



428706.3
                                       29

                               HATFIELD INN, INC.

                          Notes to Financial Statements




(7) Subsequent Event

     On January 1, 1997, the Hatfield Inn, Inc. (Predecessor) was merged into Hatfield Inns, LLC (a corporation wholly owned by the shareholder of the Predecessor). The merger of these entities qualified as a tax-free reorganization and was accounted for as a transaction between entities under common control. The companies merged using historical costs in a manner similar to a pooling of interests.

   On March 11, 1997, Hatfield Inns, LLC entered into an agreement to merge with and into Buckhead America Corporation ("Buckhead"). In the planned merger, Buckhead would assume the outstanding debt of Hatfield Inns, LLC and issue approximately $3,000,000 of Buckhead redeemable preferred stock to the members in Hatfield Inns, LLC. The merger is subject to the approval of the issuance of preferred stock by the shareholders of Buckhead at their annual meeting, which is scheduled to occur on May 28, 1997.



428706.3
                                       30

                        PROPOSAL TO APPROVE THE COMPANY'S
                         1997 EMPLOYEE STOCK OPTION PLAN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

     On April 29, 1997, the Board adopted, subject to stockholder approval, the 1997 Employee Stock Option Plan (the "1997 Plan"). The 1997 Plan authorizes the issuance of options covering up to 80,000 shares of Common Stock (subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock). The 1997 Plan will be utilized to attract, retain and motivate key employees and advisors of the Company and to align key employee and stockholder interests.

     Options may be granted under the 1997 Plan to those employees, officers or directors of, and consultants and advisors to, the Company, who, in the opinion of the Board of Directors (the "Board"), are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. The Company estimates that, as of the date of this Proxy Statement, approximately 12 employees (including officers), 3 non-officer directors and no more than 1 consultants and advisors of the Company will be eligible to participate in the 1997 Plan. The following discussion contains a summary of the 1997 Plan.


Shares Reserved for the Plan

     The Company's 1997 Plan provides for the grant of options to acquire a maximum of 80,000 shares of Common Stock, subject to adjustment in the event of stock dividends, stock splits, combination of shares, recapitalizations, or other changes in the outstanding Common Stock. Any such adjustment will be made by the Board in its discretion. Shares issued under the 1997 Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased on the open market.

     The 1997 Plan permits the grant of options intended to be incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO's"), and options which are not ISOs ("NSOs"). The Board determines the terms and conditions of options granted under the 1997 Plan, including exercise prices and whether or not an option is a NSO or an ISO. ISO's, however, may only be granted to persons who are employees.

Purpose of Plan

     The Company desires to attract and retain persons of skill and experience and to encourage their highest levels of performance on behalf of the Company and its subsidiaries. The 1997 Plan accordingly affords eligible persons the opportunity to acquire stock rights in the Company. Only a limited number (4,000) of additional shares are available for grant under the Company's 1995 Plan. The 1997 Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

Duration of Plan

     Stock options may be granted pursuant to the 1997 Plan from time to time prior to the earliest of (1) April 29, 1997; (2) the date on which all Shares have been issued under the 1997 Plan; or (3) such date as the Board of Directors shall determine in its sole discretion.

Administration of the Plan

     The 1997 Plan is administered by the Board. Subject to the terms of the 1997 Plan, in administering the 1997 Plan and the stock options granted under the 1997 Plan, the Board shall have the authority to (1) determine the employees of the Company and its subsidiaries to whom ISOs may be granted and to determine the directors, officers and employees of the Company and its subsidiaries, and the consultants and advisors,

428706.3
                                       31
to whom NSOs may be granted; (2) determine the time or times at which options may be granted; (3) determine the option price for shares subject to each option; (4) determine whether each option granted shall be an ISO or a NSO; (5) determine the time or times when each option shall become exercisable and the duration of the exercise period; (6) determine whether restrictions are to be imposed on shares subject to options and the nature of such restrictions; and
(7) interpret the 1997 Plan and prescribe and rescind rules and regulations, if any, relating to and consistent with the 1997 Plan.

     No members of the Board of Directors shall be liable for any action or determination made in good faith with respect to the 1997 Plan or any option. No member of the Board shall be liable for any act or omission of any other member of the Board or for any act or omission on his own part, including but not limited to the exercise of any power or discretion given to him under the 1997 Plan, except those resulting from his own gross negligence or willful misconduct. In addition to such other rights of indemnification as he may have as a member of the Board, each member of the Board shall be entitled to indemnification by the Company with respect to administration of the 1997 Plan and the granting of stock options under it.

Amendment of the Plan

     The 1997 Plan may be terminated or amended by the Board of Directors at any time, except that the following actions may not be taken without stockholder approval: (a) materially increasing the number of shares that may be issued under the 1997 Plan (except by certain adjustments under the 1997 Plan); (b) materially modifying the requirements as to eligibility for participation in the 1997 Plan; and (c) materially increasing the benefits accruing to participants under the 1997 Plan. Stock options may not be granted under the 1997 Plan after the date of termination of the 1997 Plan, but options granted prior to that date shall continue to be exercisable according to their terms.

Eligibility for Participation

     Each person who is serving as an officer, director, or employee of the Company or any of its subsidiaries is eligible to participate in the 1997 Plan. Furthermore, certain consultants and advisors to the Company may also be eligible to participate in the 1997 Plan.

     Nothing contained in the 1997 Plan or in any stock option agreement may confer upon any person any right to continue as director, officer or employee of the Company or its subsidiaries or as a consultant or advisor, or limit in any way any right of stockholders or of the Board, as applicable, to remove such person.

New Plan Benefits

         It is not possible to determine how many eligible employees will actually participate in the 1997 Plan in the future, and the Board has currently made no decisions with respect to stock option grants thereunder. Therefore, it is not possible to determine the dollar value or number of shares of Common Stock that will be distributed under the 1997 Plan in the future or the identities of the recipients of those grants.

Grant of Stock Options

     The Board may grant stock options to eligible persons in such amounts and on such terms not inconsistent with the 1997 Plan as it may deem appropriate up to the number of shares remaining subject to the 1997 Plan. The date upon which a stock option is approved by the Board shall be the "Grant Date."

     The Company and each eligible person shall execute an agreement providing for the grant of stock options in accordance with the pertinent provisions of the 1997 Plan. No consideration shall be paid in connection with any such grant unless the sale of shares is made simultaneously with the grant.


428706.3
                                       32

Option Exercise Price

     The exercise price per share for the shares subject to NSOs shall be at whatever price is approved by the Board, but not less than 90% of the fair market value per share of the Common Stock on the Grant Date. The exercise price per share for the shares subject to ISOs shall be not less than the fair market value per share of Common Stock on the Grant Date, except that in the case of an ISO to be granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company, the exercise price per share shall be not less than 110% of the fair market value per share of Common Stock on the Grant Date. The "fair market value" shall be the highest closing price on the Nasdaq National Market on the last business day for which the price or quotes are available prior to the Grant Date.

Vesting of Options

     Unless otherwise provided by the Board, options granted under the 1997 Plan will generally vest at the rate of 33 1/3% per annum over a two-year period, with 33 1/3% vesting on the grant date, 33 1/3% on the first anniversary thereof and the remaining 33 1/3% on the second anniversary thereof, so that all options are vested after two years.

Adjustments to Exercise Price and Number of Shares

     Except as set forth above, in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other changes in corporate structure affecting the Common Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding options granted under the Plan as may be determined to be appropriate by the Board, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number.

     In general, if the Company is merged into or consolidated with another corporation under circumstances in which the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all of its assets to another corporation (any such merger, consolidation, etc., being hereinafter referred to as a "Non-Acquiring Transaction") while unexercised options are outstanding under the Plan, after the effective date of a Non-Acquiring Transaction each holder of an outstanding option shall be entitled, upon exercise of such option, to receive such stock or other securities as the holders of the same class of stock as those shares subject to the option shall be entitled to receive in such Non-Acquiring Transaction based upon the agreed upon conversion ratio or per share distribution. However, in the discretion of the Board of Directors, any limitations on exercisability of options may be waived so that all options, from and after a date prior to the effective date of such Non-Acquiring Transaction shall be exercisable in full. Furthermore, in the discretion of the Board, the right to exercise may be given to each holder of an option during a 30-day period preceding the effective date of such Non-Acquiring Transaction. Any outstanding options not exercised within such 30-day period may be canceled by the Board as of the effective date of any such Non-Acquiring Transaction. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

     Except as specifically described above, optionees shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of stock of another corporation, and no issue by the Company of shares of stock of any class shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to the option. The grant of any option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or to transfer all or any part of its business or assets.


428706.3
                                       33

Duration and Termination of Options

     Each option expires on the date  specified by the Board,  but not more than
(i) ten years from the Grant Date in the case of NSOs, (ii) ten years from the Grant Date in the case of ISOs generally, and (iii) five years from the Grant Date in the case of ISOs granted to an employee owning more than 10% of the total combined voting power of all classes of stock of the Company. If approved by the Board, after request by the grantee, an ISO may be converted into an NSO and the term of such option may be extended.

     In general, if an optionee's employment terminates by reason of death, the stock option held by such optionee may thereafter be exercised to the extent such option was exercisable at the time of death or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or the legatee of the optionee under the will of the optionee, for a period of one (1) year from date of such optionee's death or until the expiration of the stock option, whichever period is shorter. In the event of the termination of optionee's employment by reason of his disability, the stock option may generally be exercised, to the extent it was exercisable at the time of his termination or on such accelerated basis as the Board shall determine at or after grant, for a period of three (3) years from the date of such termination until the expiration of the stated term of the stock option, whichever period is shorter. In any event, if the stock option is designated as an ISO, and is exercised more than one (1) year after termination of employment due to disability, the stock option shall be treated as a NSO. In the event an employee's employment is terminated due to normal or early retirement, the option may generally be exercised by the optionee, to the extent it was exercisable at the time of such normal or early retirement or on such accelerated basis as the Board shall determine at or after grant, for a period of three (3) years from the date of such termination or the expiration of the stated term of the stock option, whichever period is shorter. In such event, if the stock option was designated as an ISO and is exercised more than three (3) months after such termination of employment due to normal or early retirement, the stock option shall be treated as a NSO. In the event that employment is terminated due to voluntary resignation of employment by the optionee, the stock option shall thereupon terminate. In the event of involuntary termination of the optionee's employment by the Company or any Subsidiary without "cause", the stock option may be exercised, to the extent otherwise then exercisable, for the lesser of three (3) months or the balance of such stock option's term. In the event the optionee's employment with the Company is terminated for any other reason, including termination of the optionee's employment for "cause," the stock option shall thereupon terminate. For purposes of the 1997 Plan, "cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony or participant's willful misconduct or dishonesty, or other unauthorized activity, any of which, in the good faith opinion of the Board, is directly and materially harmful to the business or reputation of the Company or any Subsidiary.

     All options must be exercised prior to expiration and all options not vested at the time of expiration may not be exercised.

Means of Exercise of Options

     Options are exercised by giving written notice to the Company at its principal office address, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) if permitted at or after grant, the delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the option, or a combination of (a) or (b).

Non-transferability of Options

     No option is transferable except by will or by the laws of descent and distribution, and all options are exercisable, during the lifetime of the optionee, only by the optionee or the optionee's guardian or legal representative. Shares subject to options granted under the 1997 Plan that have lapsed or terminated may again be subject to options granted under such 1997 Plan.


428706.3
                                       34

Tax Treatment

     The following discussion addresses certain anticipated federal income tax consequences to recipients of options made under the 1997 Plan. It is based on the Code and interpretations thereof as in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

     Generally, an optionee to whom a NSO is granted will not recognize income as a result of the grant of the option. However, upon exercise of the NSO, the optionee will generally recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock received pursuant to exercise of the option (the "Shares") over the exercise price. Such taxation upon the exercise of the option will be deferred (i) if the shares are subject to restrictions imposed by the Board which could result in a substantial risk of their forfeiture or (ii) if the optionee is subject to the "short-swing profit" forfeiture provisions of Section 16(b) of the Securities Exchange Act ("Section 16(b) Liability"), unless in either event, the optionee makes an election pursuant to Section 83(b) of the Code (an "83(b) Election"), within 30 days of receipt of the Shares, to be taxed on the date of receipt of the Shares. If no 83(b) Election is made, the optionee will recognize ordinary compensation income at the time the shares are no longer subject to such restrictions or the optionee is no longer subject to Section 16(b) Liability as a result of the transfer of the Shares, in an amount equal to the excess of the value of the Shares at such time over the amount paid for them. Provided it complies with any applicable income tax reporting requirements, the Company normally will be entitled to a deduction for federal income tax purposes at the time that the optionee recognizes compensation income due to the exercise of the option. The amount of the deduction is equal to the amount of compensation income recognized by the optionee due to the exercise of the option.

     An optionee to whom an ISO which qualifies under Section 422 of the Code is granted generally will not recognize income at the time of grant of the ISO or at the time of its exercise. However, the excess of the fair market value of the Shares of stock subject to the option (the "Incentive Shares") over the exercise price of the option at the time of its exercise is an adjustment to taxable income in determining an optionee's alternative minimum taxable income and ultimately his alternative minimum tax alternative minimum taxable income and ultimately his alternative minimum tax (AMT). As a result, this adjustment could cause the optionee to be subject to AMT or increase his existing AMT liability.

     If an optionee who has exercised an ISO does not sell the Incentive Shares until more than one year after exercise and more than two years after the date of the grant, such optionee will normally recognize long-term capital gain or loss equal to the difference, if any, between the selling price of the Incentive Shares and the exercise price. If the optionee sells the Incentive Shares before the time periods expire (a "disqualifying disposition") he or she will recognize ordinary compensation income equal to the lesser of (i) the difference, if any, between the fair market value of the Incentive Shares on the date of exercise and the exercise price of the option, and (ii) the difference, if any between the selling price for the Incentive Shares and the exercise price of the option. Any other gain or loss on such sale will normally be capital gain or loss. Unless there is a disqualifying disposition of the Incentive Shares, the Company does not receive a deduction for federal income tax purposes with respect to the Incentive Shares. Upon disqualifying disposition and provided the Company complies with any applicable reporting requirements, the Company normally will be entitled to a deduction for federal income tax purposes at the time that the optionee recognizes compensation income due to the exercise of the option. The amount of the deduction is equal to the amount of compensation income recognized by the optionee due to the exercise of the option.


428706.3
                                       35

       OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND CERTAIN EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of March 31, 1997 by: (i) each person (or group of affiliated persons) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) the Named Executive Officers who beneficially own shares of the Company's Common Stock;
(iii) each director and nominee for director of the Company; and (iv) all of the Company's executive officers, directors and nominee for director as a group.
Except as otherwise indicated in the footnotes to this table, the Company believes that the persons named in this table have sole voting and investment power with respect to all the shares of Common Stock indicated.

                                                  BENEFICIAL OWNERSHIP
BENEFICIAL OWNER                                     AS OF 3/31/97
----------------                                     -------------
                                                 SHARES          PERCENTAGE
                                                 ------          ----------

Tower Investment Group, Inc.(1)                   264,531            14.94
Hotel-Motel Management Corporation(2)             210,200            11.87
Heartland Advisors, Inc.(3)                       183,000            10.33
NY Motel Enterprises(4)                           103,700             5.86
Robert M. Miller(5)                                45,255             2.39
Douglas C. Collins(6)                              53,274             2.81
Robert B. Lee(7)                                   26,474             1.40
Gregory C. Plank(8)                                 7,000              *
William K. Stern(9)                                33,333             1.76
Steven A. Van Dyke(1)                             264,531            14.94
Leon M. Wagner(10)                                103,943             5.49

All officers, directors and nominees for          527,302            27.84
directors as a group (7 persons)(11)

__________________________

 *     Represents beneficial ownership of less than 1%.

     (1) The shares beneficially owned include 264,531 shares held of record by Trophy Hunter Investments,Ltd. ("Trophy"). Through contracts and arrangements, voting and disposition power over these shares is held by Tower Investment
Group, Inc. ("Tower"), a registered investment advisor under the Investment Advisors Act of 1940. Mr. Steven A. Van Dyke is the majority stockholder, President and Chief Executive Officer of Tower, and beneficially owns the sole general partner of Trophy, and may therefore be deemed to be the beneficial owner of the shares held by Tower. Of the 264,531 shares held by Tower, Mr. Van Dyke directly owns 2,531 shares. The address of Tower Investment Group, Inc., is Suite 270, 777 South Harbour Island Boulevard, Tampa, FL 33602.

     (2) The address of Hotel-Motel Management Corporation is 3485 N. Desert Drive, Suite 106, Building 2, East Point, GA 30344.

     (3) The address of Heartland Advisors, Inc. is 790 North Milwaukee Street, Milwaukee, WI 53202.

     (4) The address of NY Motel Enterprises is 440 West 57th Street, New York, NY 10019.

     (5) Includes options to purchase 24,000 shares which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

     (6) Includes 6,508 shares beneficially held by DC Hospitality, Inc., which is 85% owned by Mr. Collins and 15% owned by Mr. Lee and 34,666 shares which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

     (7) Includes 6,508 shares beneficially held by DC Hospitality, Inc., which is 15% owned by Mr. Lee and 85% owned by Mr. Collins and 12,666 shares which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

     (8) Includes options to purchase 5,000 shares which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

428706.3
                                       36

     (9) Includes options to purchase 23,333 shares which are either currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement.

     (10) Mr. Wagner holds 13,299 shares directly and shares voting and investment power of 67,311 shares held jointly with his spouse. Includes options to purchase 23,333 shares which are eihter currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement. Does not include 12,082 shares held by his spouse, as to which Mr. Wagner disclaims beneficial ownership. Mr. Leon M. Wagner, currently a director of the Company, has informed the Board of Directors that he will not stand for re-election as a director of the Company at the Annual Meeting.

     (11) Includes options to purchase 122,998 shares which are currently exercisable or which become exercisable within 60 days of the date of this Proxy Statement. Does not include 19,002 shares subject to outstanding options which options are not currently exercisable and will not become exercisable within 60 days of the date of this Proxy Statement.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The accounting firm of KPMG Peat Marwick LLP has been the independent certified public accountants of the Company since March 1993. Approval or selection of the independent certified public accountants of the Company is not submitted for a vote at the Annual Meeting of Stockholders. The Board of Directors of the Company has historically selected the independent certified public accountants of the Company, and the Board believes that it would be to the detriment of the Company and its Stockholders for there to be any impediment (such as selection or ratification by the Stockholders) to its exercising its judgment to remove the Company's independent certified public accountants if, in its opinion, such removal is in the best interest of the Company and its Stockholders.

     It is anticipated that a representative from the accounting firm of KPMG Peat Marwick LLP will be present at the Annual Meeting of Stockholders to answer appropriate questions and make a statement if the representative desires to do so.

                             STOCKHOLDER PROPOSALS

         Appropriate proposals of stockholders intended to be presented at the Company's 1998 Annual Meeting of Stockholders must be received by the Company by December 26, 1997 for inclusion in its Proxy Statement and form of proxy relating to that meeting. If the date of the next Annual Meeting is advanced or delayed by more than 30 calendar days from the date of the annual meeting to which this Proxy Statement relates, the Company shall, in a timely manner, inform its stockholders of the change, and the date by which proposals of stockholders must be received.

                              AVAILABLE INFORMATION

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed by the Company may be inspected and copied at the public reference facilities maintained by the Commission, 450 Fifth Street, N.W., Judiciary Plaza, Room 1024, Washington, D.C. 20549; and at regional offices of the Commission at the Citicorp Center, 500 West Madison, Suite 1400, Chicago, Illinois 60661 and at 7 World Trade Center, New York, New York 10048. Copies of such material may be obtained by mail from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. Such material may also be inspected and copied at the offices of the Nasdaq Stock Market, 1735 K Street, Washington, D.C. 20006-1500, on which the Company's Common Stock is listed. In addition, the Commission maintains a site on the World Wide Web portion of the Internet that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission. The address of such site is http://www.sec.gov.


                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

     The following documents filed with the Commission by Buckhead (File No. 0-22132) pursuant to the Exchange Act are incorporated by reference in this Proxy Statement:

     1. Buckhead's Annual Report on Form 10-KSB for the Year Ended December 31, 1996.


428706.3
                                       37

     2. All documents and reports filed by the Company with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the date hereof and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference herein and shall be a part hereof from the date of filing of such documents or reports. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes hereof to the extent that a statement contained herein or in any other subsequently filed document (which also is or is deemed to be incorporated by reference herein) modifies or supersedes such statement. Any such statement so modified or superseded, except as so modified or superseded, shall not be deemed to constitute a part of this Proxy Statement.

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY, STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO SIGN, COMPLETE, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, TO WHICH NO POSTAGE NEED BE AFFIXED.

                                          By Order of the Board of Directors


                                          [Sig Cut]


                                          ROBERT B. LEE
                                          Secretary

Dated: May ____, 1997


428706.3
                                       38

                                  APPENDIX "A"


                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                          BUCKHEAD AMERICA CORPORATION




                  Adopted in accordance with the provisions of
                               Section 242 of the
                General Corporation Law of the State of Delaware




         BUCKHEAD AMERICA CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST:  The Corporation has received payment for its capital stock.

         SECOND: In accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware, the Board of Directors of the Corporation has duly adopted a resolution setting forth and declaring advisable the amendment to Article FOURTH of the Certificate of Incorporation of the Corporation set forth below.

         THIRD: The shareholders owning a majority of the outstanding common stock, par value $.01 per share, of the Corporation entitled to vote thereon in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware duly authorized, adopted and approved a resolution amending Article FOURTH of the Certificate of Incorporation of the Corporation as set forth below.

         FOURTH: Article FOURTH of the Certificate of Incorporation of Buckhead America Corporation, a Delaware corporation, is hereby deleted in its entirety and the following is inserted in lieu thereof:

                           "FOURTH: The total number of shares of all classes of
                  stock which the Corporation shall have authority to issue is 3,200,000 shares, of which 3,000,000 shares shall be designated as "Common Stock" $.01 par value per share and 200,000 shares shall be designated as "Preferred Stock" with a par value of $100 per share.

                           A statement  of the powers,  preferences  and rights,
                  and the qualifications, limitations or restrictions thereof, in respect of each class of stock of the Corporation is as follows:

                  A.       COMMON STOCK

                           Except as otherwise required by law or as provided by
                  the Board of Directors with respect to any class or series of Preferred Stock, the entire voting power and all voting rights shall be vested exclusively in the Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share outstanding in his or her name on the books of the Corporation.


428706.3
                                       39

                           Subject to the preferred  rights of the  stockholders
                  of shares of any series of Preferred Stock as provided by the Board of Directors with respect to any such series of Preferred Stock, the holders of the Common Stock shall be entitled to receive, as and when declared by the Board of Directors out of the funds of the Corporation legally available therefor, such dividends (payable in cash, stock or otherwise) as the Board of Directors may from time to time determine, payable to stockholders of record on such dates, not exceeding 60 days preceding the dividend payment dates, as shall be fixed for such purpose by the Board of Directors in advance of payment of each particular dividend.

                           In the  event  of  any  liquidation,  dissolution  or
                  winding up of the Corporation, whether voluntary or involuntary, after the distribution or payment to the holders of shares of any series of Preferred Stock as provided by the Board of Directors with respect to any such series of Preferred Stock, the remaining assets of the Corporation available for distribution to stockholders shall be distributed among and paid to the holders of Common Stock ratably in proportion to the number of shares of Common Stock held by them respectively.

                  B.       PREFERRED STOCK

                           The Board of Directors is hereby authorized as it may
                  determine to issue shares of Preferred Stock at any time and from time to time, in one or more series, and to fix or alter the designations, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions, of such shares of Preferred Stock, including without limitation of the generality of the foregoing, dividend rights, dividend rates, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices and liquidation preferences of any wholly unissued series of preferred shares and the number of shares constituting any of such series and the designation thereof, or any of them; and to increase or decrease the number of shares of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series."

         FIFTH: This Certificate of Amendment shall be effective upon its filing with the Secretary of State for the State of Delaware.


428706.3
                                       40

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and sealed by Douglas C. Collins, its President and Chief Executive Officer, and attested by Robert B. Lee, its Secretary, Senior Vice President and Chief Financial Officer, this ____ day of _______, 1997.


                                     BUCKHEAD AMERICA CORPORATION


                                     By:
                                       Douglas C. Collins
                                       President and Chief Executive Officer

                                       [Corporate Seal]

ATTEST:




Robert B. Lee
Secretary, Senior Vice President and Chief Financial Officer

428706.3
                                       41

                                   APPENDIX "B"



                               AGREEMENT OF MERGER

                                 BY AND BETWEEN

                               HATFIELD INNS, LLC
                                  GUY HATFIELD
                                DOROTHY HATFIELD
                                       AND
                           HATFIELD INNS ADVISORS, LLC

                                       AND

                                  BLM-RH, INC.
                                       AND
                          BUCKHEAD AMERICA CORPORATION

                                 MARCH 11, 1997

         THIS AGREEMENT OF MERGER ("Agreement") is made and entered into as of this 11th day of March, 1997 (the "Execution Date"), by and between Hatfield Inns, LLC, a Delaware limited liability company, ("Seller"), Guy Hatfield, Dorothy Hatfield and Hatfield Inns Advisors, LLC, a Delaware limited liability company, the sole members of Seller (collectively, "Members"), and BLM-RH, Inc., a Delaware corporation ("Purchaser") the sole shareholder of which is Buckhead America Corporation, a Delaware corporation, ("Parent Corporation").

         WHEREAS, Seller is the owner of the Properties (as defined in Section 1 hereof);

         WHEREAS, Subject to the approval of the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon, Purchaser and Seller desire to effect, and have approved on the terms and subject to the conditions of this Agreement, a business combination in which Seller will merge with and into the Purchaser (such merger being referred to herein as the "Merger"), pursuant to which among other things, the Members of Seller will receive at Closing Preferred Stock (as hereinafter defined) of Parent Corporation;


                              W I T N E S S E T H:

         NOW, THEREFORE, in consideration of the above premises, the mutual promises and covenants contained herein, Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:


         1.    Merger.

               1.1 Merger. On the Effective Date and subject to the terms and conditions of this Agreement and the provisions of the General Corporate Law of Delaware ("GCL"), the separate existence of Seller shall thereupon cease and the Purchaser shall continue as the surviving corporation (the "Surviving Corporation"). Seller and the Purchaser are sometimes hereinafter referred to collectively as the "Constituent Entities."

               1.2 Effect of the Merger. The separate corporate existence of the Purchaser, as the Surviving Corporation, with all its purposes, objects, rights, privileges, powers, certificates and franchises, shall continue unimpaired by the Merger. The Surviving Corporation shall succeed to all the Properties and other assets of the Constituent Entities and to all debts, choses in action and other interests due or belonging to the Constituent Entities and shall be subject to, and responsible for, all the debts, liabilities, obligations and duties of the Constituent Entities with the effect set forth in the GCL.

               1.3 Effective Date. Subject to the terms and conditions hereof, the Merger shall be consummated as promptly as practicable after the satisfaction or waiver of the conditions of this Agreement by duly filing an appropriate Certificate of Merger in such form as is required by, and executed in accordance with, the relevant provision of the GCL. The

362691.12

Merger shall be effective at such time as the Certificate of Merger is duly filed with the Secretary of State of the State of Delaware in accordance with the GCL or at such later time as is specified in the Certificate of Merger (the "Effective Date").

               1.4 Articles of Incorporation and By-Laws of the Surviving Corporation.

                     (a) On the Effective Date and without any further action on the part of the Seller or Purchaser, the Certificate of Incorporation of Purchaser, as in effect on the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                     (b) On the Effective Date and without further action on the part of the Seller or Purchaser, the By-laws of Purchaser, as in effect on the Effective Date, shall be the By-laws of the Surviving Corporation.

               1.5 Directors and Officers of the Surviving Corporation. On the Effective Date, the directors of Purchaser immediately prior to the Effective Date shall be the directors of the Surviving Corporation, each of such directors to hold office, subject to the applicable provisions of the Certificate of Incorporation and By-laws of the Surviving Corporation, until the next annual shareholders' meeting of the Surviving Corporation and until their successors shall be duty elected or appointed and shall duly qualify. On the Effective Date, the officers of the Surviving Corporation shall consist of the Persons designated in writing by the Parent Corporation prior to the Closing who shall hold the positions designated by Parent Corporation, which officers shall be the officers of the Surviving Corporation until their respective successors are duly elected or appointed and qualified.

               1.6 Approval by Parent Corporation. The Merger and the amendment to the Parent Corporation's Articles of Incorporation to authorize the Preferred Stock are subject to the approval of the Board of Directors of Parent Corporation (which approval has been received) and the approval of the shareholders holding a majority of the outstanding stock of Parent Corporation. The parties hereto agree that this Agreement, the Merger and the transaction contemplated hereby shall be submitted to the shareholders of Parent Corporation for consideration and approval at the annual meeting of Parent Corporation scheduled for May 28, 1997 in Atlanta, Georgia.

               1.7 Conversion of Interest. At the Effective Date and by virtue of the Merger and without any action on the part of the holders thereof, each percent of Member interest of Seller issued and outstanding immediately prior to the Effective Date shall be converted into "X" validly issued, fully paid and non-assessable shares of Preferred Stock of the Parent Corporation, where "X" is determined by dividing the aggregate Merger consideration (defined as the Purchase Price in Section 4.1 hereof) by the Original Issuance Price (as defined in Section 4.3 below) per share of Preferred Stock and dividing such number by 100.

          2. Property. Seller is the owner of the Real Property, Improvements, Personal Property, Warranties, Contracts, Licenses, Inventory, Books and
Records, Bookings, Intangibles and Plans of Studies (as said terms are defined hereinbelow) used in connection with the ownership and operation of eight (8) motels known as the Hatfield Inns, located in Missouri and Kentucky, (one (1) of which is currently under construction) which property and other assets owned by Seller are herein referred to collectively as the "Properties", and more particularly described as follows:


362691.12

               2.1 Real Property. The eight (8) tracts or parcels of land together with all right, title, and interest of Seller in and to any and all easements, interests, appurtenances, benefits, adjacent waterways or other bodies of water, courses, streets, roads, alleys, or rights-of-way, more as particularly described on Exhibits "A1 - A8", attached hereto and made a part hereof by this reference (collectively, the "Real Property").

               2.2 Improvements.  Any and all buildings,  fixtures,  structures, betterments or other improvements located on the Real Property, including, without limitation those certain motel buildings, parking facilities, waste water treatment facilities, office facilities, lobbies, swimming pools, restaurants, and other facilities and betterments (collectives, the "Improvements").

               2.3 Personal Property. All equipment, appliances, furniture, fixtures, trade fixtures, china, glassware, flatware, table linens, bed linens and towels, telephones, televisions, bedding, window treatments, safety equipment, computers, vehicles, appliances, uniforms, signs and all other items of personalty which are now, or later may be, placed upon, attached to, or used in connection with the operation of the Properties, regardless of whether enumerated herein (the "Personal Property"; the Real Property, Improvements and Personal Property are hereinafter sometimes referred to collectively as the "Motels").

               2.4 Warranties. All of Seller's rights in and under all unexpired warranties, guaranties, indemnities and sureties, which are in any way related to the Properties or the operation of the Motels (the "Warranties").

               2.5 Contracts. All of Seller's right, title and interest under and with respect to all contracts, service contracts, supply contracts, maintenance agreements, franchise agreements, operating agreements, Benefit Plans (as hereinafter defined), notes, debentures, contracts evidencing indebtedness, employment contracts or any other agreement which materially affects Seller or its business and relating to Seller's ownership, management, maintenance, service, use or operation of the Properties (the "Contracts").

               2.6 Leases. All of Seller's right, title, and interest in all leases and tenancies affecting the Properties ("Leases"), which Leases are listed on Exhibit B.

               2.7 Licenses and Permits. All of Seller's right, title and interest in all licenses, permits, authorizations, variances, waivers or consents relating to the ownership, occupancy or operation of the Motels ("Licenses and Permits") to the extent that the same are transferable.

               2.8 Inventory. All inventory of food, beverages (including alcoholic beverages), guest supplies, housekeeping, laundry and cleaning supplies, stationery and printing supplies, and all other like items located at or held for use at the Motels, subject to depletion and including resupplies as shall occur and be made in the normal course of business, but in no event below levels normal and customary for comparable motel properties ("Inventory").

362691.12

               2.9 Book and Records. All books of account, records, financial data, customer or guest lists, maintenance records, insurance policies, employment records, reservation records and all other documents, software or records used in connection with the ownership or operation of the Motels ("Books and Records").

               2.10 Bookings. All contracts or agreements for the use or occupancy of guest rooms or other facilities of the Motels including deposits therefore ("Bookings").

               2.11 Intangibles. All trademarks, tradenames or logos used by or associated with the Motels, the telephone number 800-822-REST, goodwill and all other intangible assets related to the ownership and operation of the Motels ("the Intangibles") except the name "Hatfield Inn" which shall be retained by Seller and licensed to Purchaser for use in the operation of the Properties for a period of one (1) year following the Closing without charge or fee.

               2.12 Plans and Studies. All plans, specifications, drawings, studies, engineering reports, environmental reports, soil reports, test results, title insurance policies, surveys and similar materials related to the ownership or operation of the Properties ("Plan and Studies").

               2.13 Cash, Receivables and Other Assets. All cash, accounts receivable, notes, debentures, bonds and other assets of every type and nature owned by Seller.

          3. Covenants of Seller. Seller covenants and agrees as follows:

               3.1 Taking of Inventory. During the Due Diligence Period, at the request of Purchaser, the parties will jointly take an inventory of the Personalty and Inventory at each Motel and prepare an inventory report which shall be signed by both parties as an accurate inventory of the Personalty and Supplies as of the date thereof (the "Initial Inventory"). If no such inventory is taken, then the inventory furnished by Seller to Purchaser pursuant to
Section 9.1 of this Agreement shall constitute the Initial Inventory. Immediately prior to the Closing, at the request of Purchaser, the parties will jointly take another inventory of the Personalty and Inventory at each Motel and prepare an inventory report which shall be signed by both parties as an accurate inventory of the Personalty and Inventory as of the Closing Date (the "Closing Inventory"). The Closing Inventory shall identify deficiencies, if any, between the Initial Inventory and the Closing Inventory, but shall exclude (i) any supplies used or consumed in the normal course of business provided that the remaining supplies do not fall below levels normal and customary for comparable motel properties and (ii) any Personalty removed from any Motel that has been replaced with an item of like kind and quality (the "Deficiencies").

               3.2 Employees of Seller. Seller shall cause its affiliated management company, to the extent applicable, comply with the Federal Worker Adjustment and Retraining Notification Act ("WARN ACT"). On the Closing Date, the employment of all employees of Seller's affiliated management company employed at the Properties shall be terminated. Purchaser or the entity or entities that Purchaser designates to manage the Motels, shall have the right, but not the obligation, to extend offers to the employees terminated by Seller's affiliated management company. Payment of all costs and expenses associated with accrued but unpaid salary, accrued but unpaid vacation, pension and welfare benefits, Consolidated

362691.12

Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA") benefits, employee fringe benefits, employee termination payments or any other employee benefits due such employees through the Closing Date shall be the sole responsibility and obligation of Seller or its affiliated management company. The provisions of this Section 3.2 shall survive the Closing.

          4.   Purchase Price.

               4.1 Price and Terms of Payment. The Merger consideration shall be Ten Million Two Hundred Fifty Thousand and No/100 Dollars ($10,250,000.00) (the "Purchase Price") minus the amount of Financing (as defined in Section 4.2 below), adjusted for prorations and minus the amount of any Liabilities (as defined in Section 16.2 below) not assumed by Purchaser or taken into account in the proration pursuant to Section 14.14 hereof. The Purchase Price shall be paid by Purchaser to the Members at Closing as follows:

               4.2 Financing. "Financing" mean the existing financing encumbering the Properties which is approximately Seven Million Two Hundred Fifty Thousand and no/100 Dollars ($7,250,000.00). Seller shall use its best efforts in order that the Purchaser may assume the existing Financing on the Properties evidenced by the loans set forth on Exhibit C, attached hereto and incorporated by reference herein and/or shall cooperate with Purchaser in securing any other financing. Seller's best efforts and cooperation shall not require Seller or its Members incur any liability or guarantee any obligation so assumed other than as provided in Section 4.4 regarding the Horrodsburg Motel, provided that in all events at Closing Purchaser shall either assume or pay-off the existing Financing.

               4.3 Stock of Purchaser. The Purchase Price shall be paid by delivery to the Members at Closing of One Hundred and No/100 Dollars ($100.00) original issuance price ("Original Issuance Price"), ten percent (10%) class "A" nonvoting cumulative preferred stock of Parent Corporation (the "Preferred Stock"), with the number of shares to be delivered at Closing to be determined by subtracting the aggregate principal balance of the Financing at the Closing from Ten Million Two Hundred Fifty Thousand and No/100 Dollars ($10,250,000.00), as adjusted for prorations and minus the amount of any Liabilities not assumed by Purchaser or taken into account in the proration pursuant to Section 14.14 hereof (the "Stock Portion of the Purchase Price") and thereafter dividing the Stock Portion of the Purchase Price by the Original Issuance Price per share of said Preferred Stock. All or a portion of the Preferred Stock will be callable by the Parent Corporation at One Hundred and Ten Percent (110%) of the Original Issuance Price at any time and from time to time after the date which is seven
(7) years from the Closing Date upon sixty (60) days written notice to the Members. The holder of the Preferred Stock will not have any right to put the stock to the Parent Corporation unless the Parent Corporation is more than sixty
(60) days late with regard to twelve (12) of any eighteen (18) consecutive dividend payments due the holders of the Preferred Stock (exclusive of any late charges, interest or penalties); provided that no holder shall seek to enforce such monetary obligation due holder from Parent Corporation with respect to the put obligation until, holder shall have provided Parent Corporation with notice of the exercise of the put and six (6) months have elapsed from the date of holder's exercise of the put. Holder's conversion rights for the Preferred Stock are described in Section 12 below.


362691.12

               4.4 Holdback. Notwithstanding the foregoing, Purchaser, Seller and the Members agree that until such time as the Motel which is currently under construction in Harrodsburg, Kentucky is completed, has received a certificate of occupancy and is ready to open, a portion of the Purchase Price equal to approximately Six Hundred Thousand and No/100 Dollars ($600,000.00) of Preferred Stock, (the exact amount shall be the difference between the maximum principal balance of the partially disbursed loan encumbering the Harrodsburg, Kentucky Property and One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00), which is the portion of the Purchaser Price allocable thereto) shall be placed in escrow with the Title Company. The Members shall be responsible for completing the development of the Harrodsburg, Kentucky Motel at their sole cost and expense. At such time as construction of the Motel is completed, a certificate of occupancy is issued and the Motel is ready to open for business, the Preferred Stock held in escrow shall be delivered to the Members and the Seller and the Members shall be released from any obligation regarding the portion of the Financing described in Section 4.2 above attributable to the Harrodsburg, Kentucky Motel in an amount equal to approximately Six Hundred and Fifty Thousand and No/100 Dollars ($650,000.00). On or before the Date of Closing the Members and Purchaser shall enter into a development agreement (the form of which is attached hereto as Exhibit "D", the "Development Agreement") pursuant to which the Members shall complete the development of the Harrodsburg Kentucky Motel.

          5. Earnest Money. Within five (5) business days after the execution of this Agreement, Purchaser shall deposit with an office or agent of a national title insurance company (the "Title Company") the sum of Fifty Thousand Dollars ($50,000.00) (the "Earnest Money") which amount shall constitute an escrow deposit to be held by the Title Company subject to the terms and provisions hereof. The Earnest Money shall be invested by the Title Company in a short term interest bearing account at a financial institution approved by Purchaser. Any interest earned on the Earnest Money shall be disbursed to the party who is entitled to receive the Earnest Money under the applicable provisions of this Agreement. In the event the transactions contemplated herein are closed in accordance with the provisions hereof, the Earnest Money and accrued interest shall be returned to Purchaser. In the event the transactions contemplated herein are not closed in accordance with the provisions hereof, the Earnest Money and accrued interest shall be disbursed to either Seller or Purchaser as provided in this Agreement.

          6. Title Insurance.

             6.1 Title Insurance. Prior to the expiration of the Due Diligence Period (as defined in Section 9 hereof), Purchaser shall obtain (i) title commitments (the "Title Commitments") for issuance of a title insurance policy from Title Company for each parcel of the Real Property and Improvements and
(ii) surveys of each parcel of the Real Property and Improvements ("Surveys") and shall notify Seller in writing of any objections it has to the title to the Properties as reflected in the Title Commitments or on the Surveys ("Title Objections"). Seller shall convey good, marketable and insurable fee simple title to each parcel of the Real Property and Improvements to Purchaser free and clear of all liens and encumbrances and subject only to the matters of record not objected to by Purchaser (the "Permitted Exceptions") with the standard printed exceptions deleted and without any exception(s) taken as to conditions shown on the Surveys. Seller shall notify Purchaser within ten (10) days after receipt of Purchaser's Title Objections, whether Seller will cure such Title Objections. Seller's failure to respond within said ten (10) day period shall be deemed to be its agreement

362691.12
to cure said Title Objections at or prior to Closing. If Seller is unwilling to remove any Title Objection, Seller shall so advise Purchaser thereof in writing within said ten (10) day period and Purchaser shall have ten (10) days from its receipt of said notice from Seller to either (i) terminate this Agreement, in which event the Earnest Money, together with all interest earned thereon shall be refunded to Purchaser (less the sum of One Hundred Dollars ($100.00) which shall be delivered to Seller), this Agreement shall terminate and neither party shall have any further liability to the other hereunder, or (ii) accept title to the Real Property and Improvements subject to such Title Objections, which shall thereafter be considered Permitted Exceptions. From time to time, Purchaser may update the effective date of the initial and subsequent Title Commitments and the Surveys and give notice to Seller of all Title Objections which were not reflected in the previous Title Commitment(s) or Survey(s) (the "Subsequent Title Defects").

          7. Conduct and Operations Pending Closing. Seller agrees that between the Execution Date hereof and the Closing Date:

             7.1 The Motels will continue to be operated and maintained substantially in accordance with the current standards of Seller and consistent with standards customary for motels of a like character, quality and location.

             7.2 Seller will not enter into any new Contracts or Leases, or cancel, modify or renew any existing Contracts or Leases, without the prior written consent of Purchaser, which shall not be unreasonably withheld.

             7.3 Seller shall have the right to make Bookings in the ordinary course of business consistent with standards existing for motels of like character, quality and location, provided the Purchaser's consent shall be required for any Booking affecting the post closing period for (i) less than the current rates charged by the Seller for similar bookings or (ii) involving an amount in excess of Five Hundred Dollars ($500.00).

             7.4 Seller shall not remove any Personalty from the Motels unless it is replaced with an item of like kind and quality.

             7.5 Upon expiration of the Due Diligence Period, Seller will execute, and, where necessary, Purchaser will join in the execution of all applications and instruments required in connection with the transfer of the Licenses and Permits to Purchaser on the Closing Date. Seller shall use commercially reasonable efforts to keep in force all existing Licenses and Permits and to cause all those expiring to be renewed prior to the Closing Date. If any such License and Permit shall be suspended or revoked, Seller shall promptly notify Purchaser and shall take all measures necessary to cause the reinstatement of such License and Permit without any additional limitation or condition.

             7.6 Seller shall notify Purchaser promptly if Seller becomes aware of any transaction or occurrence prior to the Closing Date which would make any of the representations, warranties or agreements of Seller or the Members contained herein not true in any material respect.


362691.12

             7.7 Seller will maintain in effect all policies of casualty insurance, worker's compensation insurance, liability insurance or other policies of insurance, with no less than the limits of coverage now carried with respect to each of the Motels.

             7.8 As of the Closing Date, no room in any of the Motels shall be occupied by any person under any written or oral lease or other agreement for more than seven (7) days following the Closing Date.

             7.9 The Motels shall be maintained in good repair, order and condition. All guest rooms, meeting facilities, banquet rooms and public facilities shall be delivered to Purchaser fully equipped (in accordance with the Initial Inventory), rentable and available for use in the manner originally intended.

             7.10 Seller shall conduct and complete by the Closing Date all on-going scheduled and/or budgeted repairs, renovations and improvements to the Motels (including, without limitations, those required by law).

             7.11 Inventory shall be maintained at levels which are consistent with the Inventory noted on the Initial Inventory and shall be on hand at the Motels at the Closing Date for Purchaser's use.

             7.12 Seller shall not: (a) declare, set aside or pay any dividend or other distribution in respect of the interest of the Members or redeem, purchase or acquire any interest of the Members; (b) admit any new Members; (c) amend its Certificate of Formation, its operating agreement or any employee benefit plan; (d) make any capital expenditure or capital commitment, other than in the ordinary course of business; (e) make any change in its business, as currently conducted by Seller; (f) dispose of any material rights with respect to any Property, other than in the ordinary course of business; (g) change its accounting principles, methods or practices, investment practices, payment and processing practices or policies; (h) hire, or renew any existing Contract with, any person as an officer or director; (i) hire, or renew any existing Contract with, any person as a consultant, independent contractor or non-officer employee; (j) incur any obligation (not part of normal, continuing operations in the ordinary course of business); (k) reduce, draw-down or reverse any of its reserves, except in the ordinary course of business; or (l) settle or institute any litigation or dispute.

          8. Seller's and Members' Representations and Warranties. Seller and each Member makes the following representations and warranties to Purchaser, each of which is material to, and is relied upon, by Purchaser:

             8.1 Authority and Noncontravention. Seller is a limited liability company, validity existing under the laws of the State of Delaware, qualified to conduct business in each state where the Properties are located and has all necessary power to execute and deliver this Agreement and perform its obligations hereunder. No consent or approval of any person, firm, corporation or governmental authority is required to be obtained by Seller in order for Seller to enter into this Agreement or to perform Seller's obligations under this Agreement.

             8.2 Litigation. There are no actions, suits, or proceeding pending against Seller or any Member regarding any of the Motels, affecting any of Seller's rights with respect to the Motels, or events that may have occurred at the Motels, or Seller's responsibilities with

362691.12
respect to its employees at the Motels, at law or in equity, or before any federal, state, municipal, or other governmental agency or body, which might result in any order, injunction, decree, judgment or other relief having an adverse effect on any of the Motels or the Properties, nor is Seller or any Member aware of any facts which might result in any such action, suit or proceeding. Seller is not in default with respect to any decree of any court.

             8.3 Violation of Laws. To the best knowledge of Seller and the Members, there are no existing violations of any Federal, state or municipal law, statute, ordinance, rule or regulation applicable to the Properties or the operations of the Motels including without limitation the Americans with Disabilities Act and the Employee Retirement Income Security Act "ERISA" (herein referred to as "Applicable Laws").

             8.4 Hazardous Substances. No Hazardous Substances (as defined below) have been or, prior to Closing, shall be discharged, disbursed, released, stored, treated, generated, disposed of on, in, or under any of the Properties or to Seller's or any Members' knowledge on any property or water ways adjacent to or in the immediate vicinity of any of the Properties. No asbestos or asbestos containing materials have been installed, used, incorporated into, or disposed of at the Property. No polychlorinated biphenyls are located on or at the Property, whether in electrical transformers, fluorescent light fixture, ballasts, cooling oils, or otherwise. No underground storage tanks are currently at nor have they ever been located at the Property or to Seller's or any Members' knowledge on or at any property adjacent to or in the immediate vicinity of any of the Properties. To Seller's or any Members' knowledge, no investigation, administrative order, consent order or agreement, litigation, or settlement with respect to Hazardous Substances, public health and safety laws, or water treatment facilities is proposed, threatened, anticipated or in existence with respect to the Properties. For purposes of this Agreement, "Hazardous Substances" shall mean all hazardous waste, polychlorinated biphenyls (commonly known as PCBs), asbestos, radon, urea formaldehyde, petroleum products (including gasoline and fuel oil) toxic chemical and biological substances and similar substances, including, without limitation, (i) any "hazardous, toxic, or dangerous waste, substance or material" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq. ("CERCLA"), (ii) any "hazardous material" as defined by the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Section 1801 et seq., (iii) any "hazardous waste" as defined by the Resource, Conservation and Recovery Act of 1976, as amended, 42 U.S.C. Section 6901, et seq., and (iv) any hazardous, toxic or dangerous waste, substance or material as defined in any so-called "superfund" or "superlien" law or any other federal, state or local statute, law, ordinance, code, rule, regulations, order or decree regulating, relating to or imposing liability or standards of conduct concerning such waste, substance, material or otherwise.

             8.5 Condition of Properties. To the best knowledge of Seller and the Members, (i) all motel rooms, the lobby, and the common areas of each Motel are in rentable and/or usable condition, normal wear and tear excepted, and (ii) there are no material defects in any of the service systems at any of the Motel including the electrical, sanitary sewage, water, heating, air ventilation, air conditioning or mechanical systems which would interfere with the use of the Improvements or the normal operation of such systems.

             8.6 Taxes. All federal and local employment taxes, payroll taxes, excise taxes, ad valorem taxes, real property taxes, and all sales, hotel, occupancy and other taxes

362691.12
which are due and payable as of the date of this Agreement in connection with the operation of the Motel have been paid. Seller has filed all tax returns and reports required to be filed by it as of the date of this Agreement.

             8.7 Condemnation. Neither Seller nor any Members has received written notice of nor are they aware of any intent of any public authority or other entity to take or use any of the Properties or any part(s) thereof pursuant to any condemnation or eminent domain proceeding.

             8.8 FIRPTA. Seller is not a "foreign person" under Section 1445 of the Internal Revenue Code of 1954, as amended (the "Code").

             8.9 Contracts. The Contracts identified in Schedule I constitute all contracts or agreements affecting the Properties or the operation thereof. Each copy of a Contract delivered to Purchaser is a true, correct and complete copy of such Contract, with any and all amendments and modifications thereto. There are no oral agreements in existence affecting any of the Properties or their operations. The Contracts are in full force and effect, and there are no uncured defaults by any party under any of the Contracts.

             8.10 Special Assessments. None of the, Properties, nor any portions thereof, has been affected by, nor does Seller or any Member have knowledge of, any pending or threatened special assessments or impositions.

             8.11 Financial Statements.  The financial statements for the twelve
(12) month  period  ended  December  31,1996  and for the one (1)  period  ended
January 31, 1997 (collectively the "Financial Statements") submitted to Purchaser regarding the operation of the Motels fairly present the results of operation of the Motels for the periods indicated in all material respects, were prepared in accordance with generally accepted accounting principles applied on a consistent basis, and to Seller's and each Members' knowledge there has been no material adverse change in the results of the operations of the Motel since the last date of the Financial Statements.

             8.12 Permits. Seller has not received any notice to the effect that there is lacking any License or Permit needed in connection with the operation of any of the Motels, or that any existing License or Permit is in danger of being revoked.

             8.13 Personalty. Seller owns the Personal Property and none is held by Seller under a lease or installment sales contract.

             8.14 Commissions. There are no commissions or other fees due any party for guest room rentals other than those which are normal and customary in the motel industry and as reflected on the financial statements of Seller.

             8.15 Attachments. There are no attachments, executions, assignments for the benefit of creditors, or voluntary or involuntary proceedings in bankruptcy or under any other debt relief laws contemplated by or pending against Seller. Except for the Financing, there is no claim against any portion of any of the Properties or Seller for or on account of work done, materials furnished or utilities supplied to the Motel.


362691.12

             8.16 Insurance. Seller has not received any notice from any insurance company or board of fire underwriters requesting the performance of any work or alteration with respect to the Motel, or requiring an increase in the insurance rates applicable to any of the Motels.

             8.17 No Inaccuracies. Seller's knowledge, there are no material inaccuracies in the documents and items to be submitted to Purchaser for its review pursuant to Section 9.1 of this Agreement.

             8.18 Access. Each of the Properties has full vehicular and pedestrian access to a dedicated public right-of-way. Neither Seller nor any members has any knowledge of federal, state, or local plans to change the highway or road system in the vicinity of any of the Properties or otherwise to modify visibility thereof or vehicular or pedestrian access thereto (including, without limitation, plans to install medians or other barriers within adjacent rights-of-way or otherwise restrict the ability of motor vehicles to turn into or out of driveways on the Properties.)

             8.19 Harrodsburg Kentucky Motel. The Harrodsburg Kentucky Motel, which is currently under construction, shall be built and constructed lien free (other than the portion of the Financing applicable to the Harrodsburg, Kentucky Motel) in a good and workmanlike manner in accordance with the plans and specifications and pursuant to a fixed price or guaranteed maximum price construction contract. The plans and specifications and construction contract shall be subject to the approval of Purchaser, not to be unreasonably withheld and the Motel shall be designed and be of a quality of construction consistent with the existing Motels.

             8.20 Investment Intent.

                  (a) Each Member and Seller acknowledges, represents and warrants that such party has received and reviewed a copy of the Parent Corporation's most recent Form 10-K, each subsequently filed Form 10-Q and all press releases issued since the issuance of the most recent Form 10-K; that such party has such knowledge and experience in financial and business matters that such party is capable of evaluating the merits and risks of such party's investment in the Preferred Stock and the Common Stock into which it is convertible; that such party has had reasonable opportunity to ask questions of and receive answers from Purchaser's and Parent Corporation's officers and directors and to obtain any additional information, documents or instruments available from Purchaser or the Parent Corporation or the Securities and Exchange Commission that such party has reasonably requested; that such party is aware that Purchaser has no material assets or operating history and upon consummation of the Closing the sole business of Purchaser will be the Properties acquired hereunder; that such party is aware that the sole outstanding shares of capital stock of Purchaser consist of _________ shares of Common Stock held by Parent Corporation; and that no oral information furnished to such parties inconsistent with this Agreement or any such disclosure documents of Purchaser or Parent Corporation.

                  (b) Seller and each Member further represents and warrants that the Preferred Stock (or shares of Common Stock into which the Preferred Stock is converted) is being acquired solely for such party's own account for investment purposes and not with a view to or in connection with any sale, distribution or other distribution thereof within the

362691.12
meaning of the Securities Act of 1933, as amended (the "Act") and applicable state securities laws and that such shares may not be transferred or sold except under an effective registration statement under the Act and such state securities laws or pursuant to an exemption under the Act and such state securities laws; that no federal or state agency has made any recommendation or endorsement of the shares or any finding or determination as to the fairness of the investment in such shares; that such shares are a speculative investment and such party can bear the economic risks of such investment; and that each such party has consulted with such party's own legal, tax and financial advisors with respect to the tax consequences of acquiring such shares and has not relied upon Purchaser, Parent Corporation or its representatives as to such matters.

             8.21 Absence of Undisclosed Liabilities. Except as set forth in Exhibit "E" annexed hereto or in the Financial Statements provided to Purchaser, as of the date hereof, the Seller nor its predecessor in interest has any indebtedness, duties, responsibilities, liabilities, claims or obligations of any nature, whether absolute, accrued, contingent or otherwise, whether as principal, agent, partner, co-venturer, guarantor or in any capacity whatsoever, related to or arising from the operation of its businesses or other ownership, possession or use of its respective Properties, other than indebtedness, duties, responsibilities, liabilities, claims or obligations which were incurred by the Purchaser in the ordinary course of business and which are reflected on its Financial Statements.

             8.22 Absence of Specified Changes. Except as set forth in Exhibit "F" annexed hereto, there has not been with respect to the Seller any:

                  (a) sales of Properties or assets not in the ordinary course of business;

                  (b) material damage, destruction or loss, whether or not insured, (i) affecting its business, as currently conducted or as proposed by the Seller to be conducted, or (ii) to its Properties;

                  (c) failure to maintain in full force and effect substantially the same level and types of Insurance coverage as current in effect for, damage to, or loss of any of its Properties;

                  (d) change in accounting principles, methods or practices or investment practices,

                  (e) change in payment and processing practices or policies;

                  (f) write-ups of the valuation of any Properties on its books or records;

                  (g) declaration, setting aside, or payment of a dividend or other distribution in respect of its Members, or any direct or indirect redemption, purchase or other acquisition of any interest of its Members;

                  (h) amendment to its organizational documents,

                  (i) increase or commitment to increase the salary or other compensation payable, or to pay any bonus, to

362691.12

                  (j) any of its employees, agents or independent contractors except in the ordinary course of business;

                  (k) reduction, draw-down or reversal of its reserves, except in the ordinary course of business.

             8.23 Taxes.

                  (a) All tax returns for all periods ending on or before the Closing Date that are or were required to be filed by the Seller or any Member on or before the Closing Date have been or shall be filed on a timely basis (after taking into account all extensions which may be available) in accordance with the Applicable Laws of the applicable governmental authorities. All such tax returns that have been filed were, when filed, and continue to be, true, correct and complete in all material respects.

                  (b) All taxes proposed to be assessed (plus interest, penalties and additions to tax that were or are proposed to be assessed thereon, if any) as a result of any examinations have been paid, reserved against or settled. There are no outstanding waivers or extensions of any statute of limitations relating to the assessment or collection of taxes for which the Seller or any Member may be liable and no governmental authority has requested such a waiver or extension.

                  (c) The Seller and each Member has paid, will pay prior to the Closing Date or will make provision for the payment of all taxes that have or may become due for all periods ending on or before the Closing Date, including all taxes reflected on the tax returns of Seller, or in any assessment, proposed assessment or notice, either formal or informal, received by the Seller. The charges, accruals and reserves with respect to taxes on the consolidated books and records of the Seller (determined in accordance with GAAP) are adequate for taxes of the Seller. All taxes that the Seller is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the appropriate governmental authorities. There are no Liens with respect to taxes upon any of the Properties of the Seller.

                  (d) The Purchaser is not currently or ever was included in a consolidated or combined tax return for federal or state tax purposes.

             8.24 lnsurance. Exhibit "G" annexed hereto sets forth, as of the date hereof, an accurate, correct and complete list of all binders or policies of fire, liability, product liability, directors' and officers' liability, workers compensation, vehicular, unemployment and other insurance, self insurance programs and fidelity bonds (collectively, "Insurance") maintained by Seller. All Insurance has been issued under valid and enforceable policies or binders for the benefit of the Seller, and all such policies or binders are in full force and effect and none of the premiums therefor are past due. Seller is in compliance with the terms of all such policies and binders in all material respects. All Insurance is of such types and in such amounts and for such risks, casualties and contingencies as is reasonable based upon the business of the Seller. As of the date hereof, there are no pending or asserted claims outstanding against any Insurance carrier as to which any insurer has denied liability, and there are no pending or asserted claims outstanding under any Insurance policy or binder that have been disallowed or improperly filed. The Seller shall promptly notify the Purchaser if,

362691.12
from the date hereof through the Closing Date, (i) any insurer has denied liability of any pending or asserted claim outstanding against any Insurance carrier or (ii) any pending or asserted claim outstanding under any Insurance policy or binder is disallowed or improperly filed.

             8.25 Employee Benefit Plans.

                  (a) Exhibit "H" annexed hereto sets forth a correct and complete list (including the name of the plan, the employee class covered thereunder, the annual contribution by the Seller and, in the case of profit-sharing plans, the payments made by the Seller to such plan during the last three (3) fiscal years) of all "employee benefit plans" (as defined in
Section 3(3) of ERISA), bonus, profit sharing, deferred compensation, incentive or other compensation plans or arrangements, welfare benefit plans (as defined in Section 3(1) of ERISA) and other employee fringe benefit plans, whether funded or unfunded, qualified or unqualified, maintained or contributed to by Seller (all the foregoing are collectively referred to herein as the "Benefit Plans"). All Benefit Plans, related trust agreement or annuity contracts (or any other funding instrument) are in full force and effect. Except as set forth on Exhibit "H" annexed hereto, no Benefit Plan which had previously been in effect has been terminated.

                  (b) All contributions to, and payments from, the Benefit Plans that may have been required to be made in accordance with the Benefit Plans have been made in a timely manner during the prior three (3) Benefit Plan years. All such contributions to the Benefit Plans for any period ending before the Closing that are not yet required to be made shall be properly accrued. No Benefit Plan is a "defined benefit plan" within the meaning of Section 3(35) of ERISA.

                  (c) All necessary governmental approvals for the Benefit Plans have been obtained. Seller and each Benefit Plan (and any related trust agreement or annuity contract or any other funding instrument) complies currently, and has complied in the past, both as to form and operation, with the provisions of all Applicable Laws.

                  (d) Each Benefit Plan has been administered in compliance, in all material respects, with the requirements of the Internal Revenue Code and ERISA. All reports, Returns and similar documents with respect to the Benefit Plans required to be filed since the commencement of the Benefit Plans with any government authority or distributed to any Benefit Plan participant have been duly and timely filed or distributed (after taking into account all extensions and deferral rights). There are no investigations by any governmental authority, termination proceedings or other claims (except claims for benefits payable in the normal operation of the Benefit Plans), suits or proceedings against or involving any Benefit Plan or asserting any rights or claims to benefits under any Benefit Plan pending or, to the best knowledge of the Seller, threatened that could give rise to any liability in any material respect to any of the Seller Members or employees of the Seller or a trustee, administrator or other fiduciary of any trusts created under any Benefit Plan.

                  (e) No "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA) has ever occurred which involves the property of any Benefit Plan and which could subject to a material extent the Seller, or any of the Members or employees of the Seller, or a trustee, administrator or other fiduciary of any trusts created under any Benefit

362691.12

Plan, to the tax or penalty on prohibited transactions imposed by Section 4975 of the Code or the sanctions imposed under Title I of ERISA. Neither the Seller nor, to the best knowledge of the Seller and Members, or the employees of the Seller, a trustee, administrator or other fiduciary of any Benefit Plan, nor any agent of any of the foregoing, has ever engaged in any transaction or acted or failed to act in a manner which could subject any of the Seller, their businesses, the Surviving Corporation or the Parent Corporation to any liability for breach of fiduciary duty under ERISA or any other applicable Law, except for such liability which could not, individually or in the aggregate, in the sole good faith opinion of the Parent Corporation, have a Material Adverse Effect.

                  (f) None of the Benefit Plans is, nor the Seller has ever been a party to, a "multiemployer pension plan" as defined in Section 3(37) of ERISA.

                  (g) No Benefit Plan, including any welfare plan (as defined in Section 3(1) of ERISA), maintained by Seller provides medical or death benefits with respect to current or former employees beyond their termination of employment (other than coverage mandated by Applicable Law). Each such welfare benefit plan to which Section 601-609 of ERISA and Section 4980B of the Internal Revenue Code apply has been administered in compliance in all material respects, with such sections.

                  (h) No Contract entitles any individual to severance or termination pay or accelerates the time of payment and vesting, or increases the amount of compensation due, or benefits payable under any Benefit Plan

             8.26 Accounts Receivable. All accounts receivable of the Seller reflected on the current balance sheet and all accounts receivable of the Seller arising subsequent to the date thereof have arisen in the ordinary course of business and, are subject to no defenses, offsets or counterclaims, and other than for the reserves reflected on the balance sheet are fully collectable.

             8.27 No Brokers. The Seller has not entered into any Contract, arrangement or understanding with any Person or incurred any liability which could result in the obligation of any Person to pay any finder's fees, brokerage or agent's commissions or other like payments in connection with this Agreement or the transactions contemplated hereby except as set forth in Section 13.3, hereof.

             8.28 Disclosure. No representation, warranty or statement made by the Seller or any Member in this Agreement, the Exhibits and the Schedules, or in any other material furnished or to be furnished by the Seller to Purchaser or to the Parent Corporation or its representatives, financing sources, attorneys and accountants, pursuant to this Agreement or the transactions contemplated hereby, contains to the best knowledge of Seller and the Members or shall contain any untrue statement of a material fact, or omits or shall omit to state a material fact required to be stated herein or therein or necessary to make the statements contained herein or therein, in light of the circumstances under which they were made, not misleading.

             8.29 Labor Matters.


362691.12

                  (a) Affiliate.Contracts. Exhibit "I" annexed hereto sets forth, as of the date hereof, a correct and complete list (including the name of the parties, term and rate of compensation) of all contracts (other than stock option agreements) between the Seller and any executive officer and director of the Seller, or of any of the foregoing (collectively, "Affiliate Contracts"). Prior to the Closing, the Seller will provide to the Purchaser a correct and complete list of all Affiliate Contracts entered into by the Seller from the date hereof through the Closing Date.

                  (b) Termination Agreements; Compensation. Exhibit "J" annexed hereto sets forth a correct and complete list of all termination, severance, or similar agreements with the Seller's employees or consultants (the "Termination Agreements") in effect as of the date hereof to which the Seller is or may be bound or affected and under which the Seller has any remaining obligations. Exhibit "J" annexed hereto sets forth a correct and complete list of the fifteen
(15) most highly compensated employees of the Seller (including bonuses, commissions and deferred compensation) for the Seller's current fiscal year.

                  (c) Labor Contracts; Disputes. There are no controversies pending (including alleged violations of Applicable Laws) or, to the best knowledge of the Seller or any Member, threatened involving the employees of the Seller and, except as set forth on Exhibit "K" annexed hereto, there are no collective bargaining or other union contracts to which the Seller is a party or by which the Purchaser or any of its Subsidiaries may be bound. The Seller has not suffered or sustained any work stoppage and, to the best knowledge of the Seller, no such work stoppage is threatened. To the best knowledge of the Seller and the Members, no union organizing, election or other activities involving any employees of the Seller are in progress or threatened.

          9. Due Diligence Period. During the period (the "Due Diligence Period") commencing on the Execution Date (as hereinafter defined) and ending on the date which is sixty (60) days following the Effective Date, Purchaser, and its authorized agents or representatives, shall be entitled to enter upon the Properties at all reasonable times during the normal business hours to conduct inspections and tests (including, but not limited to, structural and environmental tests), so long as such inspections and tests do not unduly interfere with the operation of the Motels. Seller shall cooperate with Purchaser and Purchaser's agents in arranging inspections of the Motels, which inspections may include, but shall not be limited to, the roof, electrical, heating, ventilating, air conditioning, mechanical and plumbing systems, landscaping and the interior of the Motels and Seller shall cooperate with Purchaser should Purchaser elect to have audited financial statements for the Properties prepared. As part of its inspections, Purchaser shall be entitled to remove wallboard in a few of the rooms chosen by Purchaser and approved by Seller at each Motel for the purpose of inspecting the condition of the framing, electrical and plumbing of the Improvements provided that Purchaser, at its expense, shall restore the rooms to habitable condition after the removal of such wallboard upon conclusion of the inspection. As used in this Agreement, "habitable condition" shall mean repair or replacement of wallboard and painting of any wall from which wallboard was removed, which paint shall be in a color that is reasonably harmonious with the wallcoverings on any undisturbed walls of the room. Purchaser shall have no obligation to match, duplicate, or replace Seller's existing wallcovering, or to remove and replace all wallcoverings in a particular room to cause all walls in that room to have an identical

362691.12
appearance, unless Seller, at Seller's cost, provides to Purchaser materials for such purpose. Purchaser shall bear the cost of all inspections and tests.

             9.1 Document Review. To the extent available and in Seller's or Seller's agent's possession, Seller will furnish to Purchaser (within five (5) days after the Execution Date with respect to each Motel items (a)-(c) listed below and within ten (10) days after the Effective Date items (d)-(q) listed below) true, correct and complete copies of the following:

                  (a) Seller's title policies or evidence of title;

                  (b) any  existing  as-built  surveys of the Real  Property and
                      Improvements;

                  (c) any  environmental  assessments  of the Real  Property and
                      Improvements;

                  (d) the Contracts, Leases, Bookings,  Warranties, and Licenses
                      and Permits;

                  (e) the Initial  Inventory to the extent not jointly  prepared pursuant to Section 3.1, hereof;

                  (f) the real estate tax bills and personal  property tax bills for the current year and for the past two calendar years;

                  (g) the most recent utility bills for the Motel;

                  (h) the certificate of occupancy for the Improvements;

                  (i) architectural,   structural,   and  mechanical  plans  and
                      specifications for the Improvements;

                  (j) the most recent year-to-date  financial statements for the
                      Motel and the financial statements for the past two calendar years;

                  (k) any appraisals of the Motel;

                  (l) any collective bargaining agreements covering employees at the Motel;

                  (m) income  tax  returns  of  Seller  and any  predecessor  in interest for the last three (3) years which may only be reviewed and not copied by Purchaser;

                  (n) all employee Benefit Plans;

                  (o) books, records and minutes of Seller; and


362691.12

                  (p) evidence  of  Seller  existence  and a  copy  of  Seller's operating agreement;

                  (q) All Exhibits and Schedules to this Agreement not otherwise attached hereto on the Execution Date.

          Seller  agrees  to  allow   Purchasers,   its  authorized   agents  or
representatives, to inspect and make copies of all other books, records, correspondence, files and all other items reasonably requested by Purchaser relating to the ownership, operation, maintenance or equipping of the Motels, which are in Seller's, or its agent's, possession, each of which shall be kept confidential by Purchaser and returned to Seller if the transaction does not close.

             9.2 Indemnification for Inspections. Purchaser shall indemnify and hold Seller harmless from and against any and all liens, claims, causes of action, and expenses (including reasonable attorneys' fees) arising out of the conducting of any tests and/or inspections performed by Purchaser, its authorized agents or representatives, pursuant to the provisions of Section 9 of this Agreement. The indemnification provisions of this Section 9.2 shall survive the termination of this Agreement or the Closing.

             9.3 Right of Termination. If during the Due Diligence Period, Purchaser shall, for any reason, in Purchaser's sole discretion, disapprove or be dissatisfied with any aspect of any of the Properties or for any other reason, Purchaser shall be entitled to terminate this Agreement by giving written notice to Seller at or before the expiration of the Due Diligence Period. Upon Seller's receipt of such notice this Agreement shall automatically terminate and the Earnest Money shall be promptly refunded to Purchaser (less One Hundred Dollars ($100.00) which shall be delivered to Seller) and neither Seller nor Purchaser shall have any further obligation or liability to the other hereunder, except for any continuing indemnity obligations as provided in this Agreement.

          10. Financing Contingency and Conditions to Purchasers and Parent Corporation's Obligation to Close.

             (a) It shall be a condition to Purchaser's obligation to close that Purchaser shall be able to assume the Financing (as described in Section 4.2 hereof) which currently encumbers the Properties on terms and conditions acceptable to Purchaser or to otherwise secure financing on terms and conditions acceptable to Purchaser which in conjunction with the portion of the Financing which Purchaser is able to assume is equal to or greater than Seven Million Two Hundred Fifty Thousand and No/100 Dollars ($7,250,000.00). Seller shall have until the expiration of the Due Diligence Period (as set forth in Section 9 hereof) within which to provide Purchaser with evidence that Purchaser will be permitted to assume the Financing on terms and conditions acceptable to Purchaser.

             (b) Accuracy of the Seller's Representations and Warranties. The representations and warranties of the Seller and the Members set forth herein are true and correct in all material respects as of the date hereof and as of the Closing Date.

             (c) Performance by the Seller. The Seller shall have performed, satisfied and complied with all covenants, agreements, and conditions required to be performed by it.


362691.12

             (d) Shareholder and Board Approval. This Agreement and the transactions contemplated hereby shall have been adopted and approved by the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon and by the Board of Directors of Parent Corporation (which Board of Directors approval has been received.)

             (e) Officer's Certificate. Purchaser shall have received from the Seller's Chief Accounting Officer a certificate stating that there has been (f) no change in the Seller's balance sheet which is reasonably likely to individually, or in the aggregate with all other such changes, have a material adverse effect on the Seller or its Properties.

          11. Conditions to Sellers and Members Obligation to Close.

             (a) Accuracy of the Purchaser's Representations and Warranties. The representations and warranties of the Purchaser set forth herein are true and correct in all material respects as of the date hereof and as of the Closing Date.

             (b)  Performance  by  the  Purchaser.   The  Purchaser  shall  have
performed, satisfied and complied with all covenants, agreements, and conditions required to be performed by it.

             (c) Shareholder and Board Approval. This Agreement and the transactions contemplated hereby shall have been adopted and approved by the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon and by the Board of Directors of Parent Corporation (which Board of Directors approval has been received.) no later than June 15, 1997.

             (d) Officer's Certificate. Seller shall have received from the Parent Corporation's Chief Accounting Officer a certificate stating that there has been (e) no change in the Parent Corporation's balance sheet which is reasonably likely to individually, or in the aggregate with all other such changes, have a material adverse effect on the Seller or its properties.

          12. Conversion of Preferred Stock and Parent Corporation's Call Right. The holders of the Preferred Stock shall have the right at any time after the date which is seven (7) years from the date that the Members are issued the Preferred Stock, to convert the Preferred Stock held by the Members to common stock of the Parent Corporation at a conversion price equal to the average trading price of the Parent Corporation's common stock ten (10) days before the date of conversion. Parent Corporation may at any time and from time to time, after the date which is seven (7) years after the date of Closing call (by sixty
(60) days written notice to the Members) all or any portion of the Preferred Stock held by the Members at a call price equal to one hundred ten percent (110%) of the Original Issuance Price of such Preferred Stock. Upon receipt of such notice from Parent Corporation (and subject to the Member's right to convert the Preferred Stock to common stock of Parent Corporation during such sixty (60) day period), Seller shall tender to Parent Corporation the shares of Preferred Stock called and Parent Corporation shall deliver to Seller the call price for such shares.

          Parent Corporation agrees that if at any time after the Members or any Member converts Preferred Stock to common stock of Parent Corporation it is necessary to register

362691.12
the common stock of Parent Corporation in order for the common stock of Parent Corporation to be freely tradable, Parent Corporation agrees to so register such common stock.

          13. Closing.

             13.1 Closing. "Closing" under this Agreement shall occur on the "Closing Date" which shall be the first business day which is thirty (30) days after the expiration of the Due Diligence Period and the satisfaction of the Financing Contingency.

             13.2 Closing Costs. Any escrow fee charged by the Title Company shall be equally divided between Seller and Purchaser, Seller shall pay all recording, transfer taxes, intangibles taxes, documentary stamps or similar fees related to the transfer of the Motels. The title insurance premiums and the cost of the Surveys shall be shared equally by the Purchaser and the Seller. All other costs shall be apportioned between the parties by the Title Company in the manner customary in the county where the Motels are situated. Purchaser shall be responsible for any costs associated with the assumption of the Financing. Each party shall be responsible for the payment of its own attorney's fees in connection with the transaction which is the subject of this Agreement.

             13.3 Brokers or Finders. Seller, the Members and Purchaser represent and warrant to each other that the only broker or finder in connection with the transaction contemplated by this Agreement is Donegal Partners Ltd. ("Finder"), who acted as a Finder in this transaction. Upon Closing, Purchaser agrees to pay a commission to Finder of Three Hundred Thousand and No/100 Dollars ($300,000.00). If this transaction does not close for any reason whatsoever including the default of Purchaser or Seller, Finder shall not be entitled to any commission. Seller and Purchaser each hereby agree to indemnify, defend and hold the other harmless of and from any and all claims, liabilities, losses, damages, attorneys' fees and expenses, incurred by either party and arising out of, or resulting from, any claim by any other broker, finder or sales agent or similar party for a commission or fee claimed to be due under the terms of any agreement made by the indemnifying party or otherwise claimed due in consequence of any actions taken by the indemnifying party. Finder executes this Agreement to acknowledge Finder's acceptance of this provision.

             13.4 Seller's Obligations at Closing. At the Closing, Seller, shall deliver to Purchaser the following:

                  (a) Warranty Deed. Properly executed Warranty Deeds conveying each parcel of the Real Property, Improvements and any other portion of the Properties comprised of real estate, subject only to the Permitted Exceptions. If any of the Surveys obtained by Purchaser reflect a discrepancy from the legal description pursuant to which Seller took title to any of the Properties, Seller shall also execute a quitclaim deed using the Survey legal description.

                  (b) Bill of Sale and Assignment. Properly executed Bills of Sale and Assignment that transfers and assigns the Personal Property, Plans and Studies, Warranties, Contracts, Licenses, Inventory, Books and Records, and Intangibles to Purchaser. The Bills of Sale and Assignment shall convey the aforesaid items and have attached thereto a full and complete list of all items being sold to Purchaser, as well as a complete list of all the obligations of Seller relative to the Properties which Purchaser has agreed to assume. If any

362691.12
of the Personal Property includes vehicles, Seller shall deliver a Certificate of Title, for each vehicle assigned to Purchaser in accordance with the law of the state where the vehicles are registered.

                  (c) Books and Records. (a) all Books and Records, (b) all keys for the Properties and (c) any other asset, item or component of the Properties contemplated hereby.

                  (d) Certificate of Non-Foreign Status. A properly executed affidavit certifying the non-foreign status of Seller in form sufficient to satisfy Section 1445 of the Code, together with any other similar affidavits required by state or local law.

                  (e) Closing Statement. A properly executed Closing Statement setting forth the Purchase Price, closing costs, prorations, charges and credits provided for in this Agreement.

                  (f) Affidavit. A property execute affidavit executed by Seller, in form and substance satisfactory to the Title Company necessary to delete all exceptions from the Purchaser's title insurance policies, except for the Permitted Exceptions.

                  (g) List. A current listing of any deposits and prepaid rents held by Seller with respect to any of the Properties and an assignment of such deposits and prepaid rents.

                  (h) Seller's Authority Documents. Resolutions of the Seller and the consent of each Member to this transaction, certified as true, complete and unrevoked by the Managing Member of Seller, evidencing the power and authority of Seller to enter into and consummate this Agreement and the transactions contemplated hereby.

                  (i)  Termination  of Management  and Franchise  Agreements.  A
termination   agreement  relative  to  any  management  agreement  or  franchise agreement affecting any of the Motels.

                  (j) Original Documents. Originals of all Leases, Licenses and Permits, Plans and Specifications, Contracts and any other approvals in Seller's or any Members' possession.

                  (k) Seller's Certificate. A certificate duly executed by Seller and each Member and certifying that each and every warranty and representation made by Seller and the Members in this Agreement is true and correct as of Closing, as if made at such time.

                  (l) Other Instruments. Such other documents as are customary in the jurisdiction in which any of the Properties are located in connection with the conveyance of real property, including all indemnities, affidavits, and other instruments required by the Title Company.

                  (m)  Possession.   Seller  shall  deliver  possession  of  the
Properties to Purchaser at Closing, subject only to the rights of guests and occupants of the Properties and tenants in possession under Leases.


362691.12

                  (n) Evidence of the filing with the office of the Secretary of State of Delaware of the Certificate of Merger, pursuant to the GCL, with respect to the Merger in a form acceptable to Purchaser and consistent with the GCL and this Agreement.

                  (o) A statement upon which the Parent Corporation and its transfer agent shall rely which shall provide the percentage member interest of each Member of Seller.

                  (p)  The  third-party  consents  required  to  consummate  the
transactions   contemplated   hereby  without  breach  or  acceleration  of  any
agreements, covenants or obligations of Seller to any third party.

             13.5 Purchaser's Obligations At Closing. At Closing Purchaser shall deliver to or for the benefit of Seller and the Members the following:


                  (a) Payment of Purchase Price. At the Closing, Purchaser shall pay the Purchase Price, pursuant to Section 4 hereof (and subject to Section 4.4 hereof, plus or minus any adjustments for prorations, closing costs, charges and other credits provided for in this Agreement.

                  (b)  Financing   Documents.   The  documents   evidencing  the
assumption or the payoff of the Financing.

                  (c) Securities. The Stock Portion of the Purchase Price.

                  (d) Purchaser's Authority Documents. Resolutions of the Board of Directors of Purchaser, and Parent Corporation certified as true, complete and unrevoked executed by the Corporate Secretary (or assistant secretary) of Purchaser and Parent Corporation, evidencing the power and authority of Purchaser and Parent Corporation to enter into and consummate this Agreement and the transactions contemplated hereby.

                  (e) Closing Statement. A Closing Statement setting forth the Purchase Price, closing costs, prorations, charges and credits provided for in this Agreement.

                  (f) Other Instruments. Such other documents as are customary in the jurisdiction in which the Properties are located in connection with the conveyance of real property.

          14. Prorations. The following shall be apportioned on an accrual basis between Seller and Purchaser as of 12:01 P.M. on the Closing Date (the "Apportionment Date") unless otherwise herein provided and the Purchase Price or the dividends payable to the Members holding Preferred Stock adjusted to reflect such prorations:

             14.1 Real estate taxes, assessments, personal property ad valorem taxes, water or sewer rates and charges (if not metered), or any other governmental tax or charge levied or assessed against the Properties (collectively, the "Taxes"), on the basis of the respective periods for which each is assessed or imposed in accordance with Section 13412, hereof.


362691.12

             14.2 Charges for water, fuel oil, electricity, telephone, television, cable television, steam, gas and any other utilities (collectively, "Utilities") made by the utility companies servicing each of the Motels in accordance with Section 14.13(a) below, and transferred utility deposits, if any.

             14.3 Prepaid fees or other charges for transferable licenses and permits which are properly assigned under Applicable Laws.

             14.4 Rental income, from Lease and other items, if any, for which Seller may be reimbursed if same be assignable under Applicable Laws or agreements which Purchaser has agreed in writing to assume same.

             14.5 Amounts paid or payable under the Contracts.

             14.6 Room charges and other guest charges to be apportioned and collected in accordance with Section 14.13(b) below.

             14.7 Tour agents' and travel agents' commissions.

             14.8 Vending and concession commissions due.

             14.9 Sales tax rebates, if applicable.

             14.10 Debt service for the month in which the Closing takes place, if applicable.

             14.11 Such other items of income and expense relating to any of the Motels to the extent consistent with the terms of this Agreement and customarily prorated in similar transactions.

             14.12 Taxes shall be apportioned on the basis of the fiscal period for which assessed. If the Closing Date shall occur either before an assessment is made or a tax rate is fixed for the tax period in which the Closing occurs, the apportionment of such Taxes based thereon shall be made at the Closing by applying the tax rate for the preceding year to the latest assessed valuation. At such time as the assessment and tax rate for the current year are fixed, the apportionment thereof shall be recalculated and Seller or Purchaser, as the case may be, shall make an appropriate payment to the other based on such recalculation. Taxes or other governmental assessments which constitute or may become a lien upon any of the Properties as of the Closing Date, shall be the responsibility of Seller. The obligations set forth in this Section 14.12 shall survive the Closing.

             14.13  The   following   items  of  income  and  expense  shall  be
apportioned between Seller and Purchaser and prorated as follows:

                  (a) Utilities shall be apportioned (i) by having the utility company make a meter reading on or immediately prior to the Apportionment Date, or (ii) if such readings cannot be obtained, on the basis of the most recent utility bills that are available. If the apportionment is not based on actual readings, then, upon the taking of a subsequent

362691.12
actual reading, such apportionment shall be readjusted and Seller or Purchaser, as the case may be, shall make an appropriate payment to the other based upon the actual reading

                  (b) Room charges and other guest charges incurred on or before the Apportionment Date shall be paid to Seller, as and when collected. Purchaser shall use commercially reasonable efforts to, collect such room charges and other guest charges. Room charges and other guest charges commencing on the Apportionment Date shall belong to Purchaser. Commissions due to travel agents and tour agents, to the extent attributable to any period through and including the day prior to the Apportionment Date shall be Seller's obligation. Commissions due to travel agents and tour agents, to the extent attributable to any period on or after the Apportionment Date shall be Purchaser's obligation.

                  (c) All other items of income and expense (not otherwise herein specifically described) shall be apportioned as of the Apportionment Date as agreed upon by Seller and Purchaser.

             14.14 Current Payables, Cash Equivalents and Current Assets. The parties shall adjust the Purchase Price at Closing or the dividends payable to the Members holding Preferred Stock to reflect the amount by which cash, receivables, cash equivalents and other current assets exceed current payables or the amount by which current payables exceed cash, receivables, cash equivalents and other current assets as the case may be.

             14.15 Reservation Deposits. The aggregate amount of any reservation deposits ("Reservation Deposits") paid prior to the Closing Date as a down payment for all reservations shall be adjusted between the parties. Purchaser shall receive a credit for all Reservation Deposits made by existing or future guests of any of the Motels relating to dates after the Apportionment Date.

          15. Defaults; Remedies; Liquidated Damages. Purchaser and Seller acknowledge that it would be extremely impracticable and difficult to ascertain the actual damages that would be suffered by Seller if Purchaser fails to consummate the purchase and sale of the Properties herein (for any reason other than Seller's failure, refusal or inability of Seller to perform any of its covenants and agreements hereunder or the failure of any other conditions to Purchaser's obligation to close hereunder which have not been waived by Purchaser). Purchaser and Seller have considered carefully the loss to Seller as a consequence of the negotiation and execution of this Agreement; and the personal expenses of Seller incurred in connection with the preparation of this Agreement and Seller's performance hereunder; and the other damages, general and special, that Purchaser and Seller realize and recognize Seller will sustain, but that Seller cannot at this time calculate with absolute certainty. Based on all those considerations, Purchaser and Seller have agreed that the damage to Seller would reasonably be expected to amount to the Earnest Money.

         Accordingly, if all conditions precedent to Purchaser's obligation to consummate the purchase of the Properties have been waived by Purchaser or satisfied, and if Seller has performed its covenants and agreements hereunder, but Purchaser has breached its covenants and agreements hereunder and has failed, refused or is unable to consummate the purchase and sale of the Properties by the Closing Date, then the Escrow Agent shall deliver the Earnest Money to Seller as full and complete liquidated damages. Upon proper delivery of the Earnest Money to Seller, as above provided, no party to this Agreement shall have any liability to any other party to this Agreement, and this Agreement shall, in its entirety, be deemed of no

362691.12
further force and effect, except for the survival of certain indemnities as expressly provided for herein.

         If all conditions precedent to Seller's obligation to consummate the purchase of the Properties have been waived by Seller or satisfied, and if Purchaser has performed its covenants and agreements hereunder, but Seller has breached its covenants and agreements under this Agreement and has failed, refused or is unable to consummate any purchase and sale contemplated herein by the Closing Date, then Escrow Agent shall return the Earnest Money and all interest thereon to Purchaser and Purchaser shall also have all rights and remedies available at law or in equity, including, without limitation the right to maintain an action for specific performance.

          16. Disclaimer, Release, Waiver of Claims and Indemnification.

             16.1 Purchaser's Indemnity. Purchaser hereby agrees to indemnify, protect, defend, save and hold harmless Seller, and Seller's subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) arising out of facts or circumstances which existed or occurred after the Closing Date in any manner relating to, connected with, or arising out of the Properties or the ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof.

             16.2 Member's Indemnity. Each Member jointly and severally hereby agrees to indemnify, protect, defend, save and hold harmless Purchaser, Parent Corporation and their subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) arising out of facts or circumstances which existed or occurred on or prior to the Closing Date, in any manner relating to, connected with, or arising out of the Properties or the ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof and not assumed by Purchaser pursuant to the terms of this Agreement (collectively "Liabilities") or otherwise included as an adjustment to the Purchase Price.

             16.3 In addition to any other remedies it may have at law or equity Purchaser and Parent Corporation shall have the right to offset any such Liabilities from the next dividend payment(s) due the holders of the Preferred Stock.

          17. Destruction or Damage Prior to Closing. Seller shall bear the risk of all loss, destruction or damage to any of the Properties until the Closing Date.

             17.1 Condemnation. If all or any portion of the Properties shall be subject to an actual or threatened taking by condemnation or right of eminent domain Purchaser may, either: (i) terminate this Agreement by notifying Seller in writing on or before the last date for Closing, in which case the Earnest Money shall be refunded to Purchaser, and all rights and obligations of the parties under this Agreement shall expire and this Agreement shall terminate and be of no further force and effect, except for the survival of certain indemnities as expressly provided for herein; or (ii) proceed to Closing, in which event the Seller shall remit to Purchaser any and all awards or other proceeds received by Seller on or before the date of Closing with respect to any taking, and, at Closing, Seller shall assign to Purchaser all of its

362691.12
right to any and all awards or other proceeds paid or payable thereafter by reason of any taking. Seller shall notify Purchaser of the existence or threat of any condemnation or eminent domain proceedings or threat thereof Seller learns thereof, but in all events prior to Closing.

             17.2 Casualty. If any portion of any of the Properties is destroyed or damaged by fire or other casualty prior to Closing, Seller shall give Purchaser immediate written notice thereof (the "Casualty Notice"). Purchaser shall have the option for fifteen (15) days after receipt of the Casualty Notice to terminate this Agreement by written notice to Seller, in which case Seller shall return the Earnest Money to Purchaser, each party shall pay all costs and expenses which it has incurred, and thereafter neither party shall have any further liability hereunder except for liabilities which by the terms hereof survive the termination of this Agreement. In the event that Purchaser does not so terminate this Agreement, the Purchase Price will be paid by Purchaser at Closing without reduction for such damage, except that Seller shall pay to Purchaser an amount equal to the difference of the cost to repair the casualty damage and the insurance proceeds available for such purposes which insurance proceeds shall be assigned to Purchaser at Closing.,

          18. Miscellaneous.

             18.1 Survival. All representations, warranties, covenants, and agreements of the Seller, the Members, Purchaser and Parent Corporation set forth herein, shall survive the Closing.

             18.2 Notices. Any and all notices to be sent pursuant to the terms of this Agreement shall be in writing and delivered in person, by overnight delivery or by facsimile transmission. Every notice deposited in overnight delivery or delivered by facsimile transmission shall be effective on the date on which it is so delivered. For the purposes of notice, the addresses of the parties, unless changed by formal notice, shall be as follows:

IF TO SELLER:                       Guy Hatfield and Dorothy Hatfield
                                    5130 East Charleston Boulevard
                                    Las Vegas, Nevada  89122

WITH COPIES TO:                     Peter Alyward, Esq.
                                    3250 Vista Diego Road
                                    Jamul, California  91935

IF TO PURCHASER:                    Buckhead America Corporation
OR PARENT                           4243 Dunwoody Club Drive, Suite 200
CORPORATION                         Suite 200
                                    Atlanta, Georgia  30350-5206
                                    Attn:  Douglas C. Collins
                                    Fax No.:  770-393-2480

WITH COPY TO:                       Arnall Golden & Gregory
------------                        1201 West Peachtree Street
                                    2800 One Atlantic Center
                                    Atlanta, Georgia 30309-3450
                                    Attn: Jeffrey B. Berg, Esquire
                                    Fax No.  404-873-8705


362691.12

         A party may change its address or the address of its attorney for notice upon written notice to the other parties pursuant to the terms hereof.

             18.3 Law. This Agreement shall be construed under and in accordance with the laws of the State of Georgia.

             18.4 Parties Bound. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective heirs, executors, administrators, legal representatives, successors and assigns.

             18.5 Captions. The captions heading the various paragraphs of this Purchase Agreement are for convenience and shall not be considered to limit, expand, or define the contents of the respective paragraphs. Masculine, feminine, or neuter gender and the singular and the plural number, shall each be considered to include the other whenever the context so requires.

             18.6 Time of Essence. Time is of the essence of this Agreement.

             18.7 Effective Date. The Effective Date of this Contract shall be the date of the first above written.

             18.8 Calendar Days and Deadlines. As used herein, "days" shall mean and refer to calendar days but if a deadline falls or notice is required on a Saturday, Sunday or legal banking holiday, the deadline or notice shall be extended to the next calendar day which is neither a Saturday, Sunday nor a legal banking holiday.

             18.9 Assignment. Purchaser shall have the right to assign this Agreement to an entity in which Purchaser or an affiliate of Purchaser has an economic interest; provided, however, Purchaser shall remain fully liable for obligations of Purchaser hereunder.

             18.10 Counterpart. This Agreement may be executed in more than one counterpart, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date hereinafter set forth.

                                          SELLER:

                                          HATFIELD INNS, LLC


____________________________              By:___________________________________
WITNESS                                   Its:__________________________________



362691.12

                                          MEMBERS:

_____________________________
WITNESS                                   Guy Hatfield

_____________________________
WITNESS                                   Dorothy Hatfield

                                          HATFIELD INNS ADVISORS, LLC

                                          By:
WITNESS                                     Its:


                                          PURCHASER:

                                          BLM-RH, INC.



____________________________              By:
ATTEST                                      Its:


                                          PARENT CORPORATION:

                                          BUCKHEAD AMERICA CORPORATION


____________________________              By:
ATTEST                                      Its:


         FINDER EXECUTES THIS AGREEMENT FOR THE PURPOSE OF ACKNOWLEDGING ITS AGREEMENT TO SECTION 13.3 HEREOF.
                                         FINDER:
                                         DONEGAL PARTNERS LTD.


____________________________             By:
ATTEST                                     Its:


362691.12

                                        MEMBERS:

_____________________________
WITNESS                                 Guy Hatfield

_____________________________
WITNESS                                 Dorothy Hatfield


                                        HATFIELD INNS ADVISORS, LLC,

                                        By:
WITNESS                                   Its:


                                        PURCHASER:



____________________________            By:
ATTEST                                    Its:


                                        PARENT CORPORATION:

                                        BUCKHEAD AMERICA CORPORATION


____________________________            By:
ATTEST                                    Its:


         FINDER EXECUTES THIS AGREEMENT FOR THE PURPOSE OF ACKNOWLEDGING ITS AGREEMENT TO SECTION 13.3 HEREOF.
                                        FINDER:

                                        DONEGAL PARTNERS LTD.


____________________________            By:
ATTEST                                    Its:


362691.12

                               [EXHIBITS OMITTED]

                     FIRST AMENDMENT TO AGREEMENT OF MERGER


     THIS FIRST AMENDMENT TO AGREEMENT OF MERGER ("First Amendment") is made and entered into as of this ____ day of March, 1997 by and between HATFIELD INNS, LLC, a Delaware limited liability company ("Seller"), GUY HATFIELD, DOROTHY HATFIELD, AND HATFIELD INNS ADVISORS, LLC, a Delaware limited liability company, the sole members of Seller (collectively, "Members") and BLM-RH, INC., a Delaware corporation ("Purchaser"), the sole shareholder of which is BUCKHEAD AMERICA CORPORATION, a Delaware corporation ("Parent Corporation").

                              W I T N E S S E T H :

     WHEREAS, the above referenced parties entered into that certain Agreement of Merger dated as of March 11, 1997 (the "Agreement");

     WHEREAS, Seller is obligated to provide Purchaser with certain items and information pursuant to Section 9.1 of the Agreement;

     WHEREAS, Seller desires additional time in which to assemble and provide Purchaser with the items and information pursuant to Section 9.1 of the Agreement;

     WHEREAS, shareholder approval is required only with regard to the amendment to the Parent Corporation's Articles of Incorporation to authorize the Preferred Stock;

     WHEREAS, the parties hereto desire to amend the Agreement in order to accommodate Seller's request and to make certain other amendments to the Agreement.

     NOW THEREFORE, in consideration of the above premises, the mutual promises and covenants contained herein, Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agrees as follows:

     1. Section 8.6 is deleted in its entirety.


418921.3

     2. Section 8.20(a) is hereby amended by placing the number of "1,000" in the blank space in front of the word "shares" in the third from the last line of
Section 8.20(a).

     3. Section 8.23 is deleted in its entirety and the following Section 8.23 is substituted in lieu thereof:

                  "8.23 Taxes. As used in this Agreement, the term "Taxes" shall mean any and all federal, state and local income, franchise, sales, use, hotel, occupancy, payroll, employment, excise, business, license, ad valorem and real property tax, plus any interest, penalties or other additions to any such tax, of Seller.

                  (a) All returns (collectively, "Tax Returns") regarding Taxes for all periods ending on or before the Closing Date that are or were required to be filed by the Seller or any Member on or before the Closing Date have been or shall be filed on a timely basis (after taking into account all extensions which may be available) in accordance with the Applicable Laws of the applicable governmental authorities. All such Tax Returns that have been filed, were, when filed, and continue to be, true correct and complete in all materials respects. All such Tax Returns that are not yet required to be filed and have not been filed, will, when filed, be true correct and complete in all materials respects.

                  (b) All Taxes proposed to be assessed (plus interest, penalties and additions to Tax that were or are proposed to be assessed thereon, if any) as a result of any examinations have been paid or settled. There are no outstanding waivers or extensions of any statute of limitations relating to the assessment or collection of Taxes for which the Seller or any Member may be liable and no governmental authority has requested such a waiver or extension.

                  (c) The Seller and/or each Member has paid, will pay prior to the Closing Date or will pay after the Closing Date, all Taxes that have or may become due for all periods ending on or before the Closing Date, including all Taxes reflected on the Tax Returns of Seller, all Taxes which result from the Closing, and any Taxes which result from any assessment for any period ending on or before the Closing Date. All Taxes that the Seller is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been paid to the appropriate governmental authorities. There are no Liens with respect to Taxes upon any of the Properties of the Seller.

                  (d) The Seller is not currently or ever was included in a consolidated or combined tax return for federal or state tax purposes.


418921.3

     4. Section 9 is hereby amended by providing that the Due Diligence Period shall begin on the date that Seller has provided Purchaser with all of the items and information identified in Section 9.1 of the Agreement and shall end sixty
(60) days  thereafter.  Any reference to "Execution Date" or "Effective Date" in
Section 9 is hereby deleted.

     5. Section 9.1 is hereby amended by providing that Seller shall provide Purchaser with items (a) through (q) as soon as is reasonably practicable, but in all events on or before April 25, 1997. Any reference to "Execution Date" or "Effective Date" in Section 9.1 is hereby deleted.

     6. Section 16.1 is deleted in its entirety and the following Section 16.1 is substituted in lieu thereof:

         "Section 16.1 Purchaser's Indemnity. Purchaser hereby agrees to indemnify, protect, defend, save and hold harmless Seller, and Seller's subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, taxes, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) (a) arising out of or relating to any breach of any representation or warranty of Purchaser contained herein or breach, non-fulfillment of or failure to perform any covenant, obligation or agreement of Purchaser contained herein or
         (b) arising out of facts or circumstances which existed or occurred after the Closing Date in any manner relating to, connected with, or arising out of the Properties or the ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof, or Purchaser."

     7. Section 16.2 is deleted in its entirety and the following Section 16.2 is substituted in lieu thereof:

         "Section 16.2. Member's Indemnity. Each Member jointly and severally hereby agrees to indemnify, protect, defend, save and hold harmless Purchaser, Parent Corporation and their subsidiaries, affiliates, employees, officers, directors, representatives, attorneys and agents from and against any and all debts, duties, obligations, liabilities, taxes, suits, claims, demands, causes of action, damages, losses, costs and expenses (including, without limitation, attorneys' fees and expenses) (a) arising out of or relating to any breach of any representation or warranty of Seller or the Members contained herein or breach, non-fulfillment of or failure to perform any covenant, obligation or agreement of Seller or the Members contained herein or
         (b) arising out of facts or circumstances which existed or occurred on or prior to the Closing Date, in any manner relating to, connected with, or arising out of the Properties or the

418921.3
         ownership, leasing, use, operation (including employment matters of any kind), maintenance or management thereof or Seller (including any income tax liability associated with this transaction) and not assumed by Purchaser pursuant to the terms of this Agreement (collectively "Liabilities") or otherwise included as an adjustment to the Purchase Price."

     8. Section 18.7 is hereby deleted in its entirety.

     9. Section 1.6 is amended and restated as follows:

         "1.6 Approval by Parent Corporation. The Merger and the amendment to the Parent Corporation's Articles of Incorporation to authorize the Preferred Stock ("Amendment") are subject to the approval of the Board of Directors of Parent Corporation (which approval has been received) and the Amendment is subject to the approval of the shareholders holding a majority of the outstanding stock of Parent Corporation. The parties hereto agree that the Amendment shall be submitted to the shareholders of Parent Corporation for consideration and approval at the annual meeting of Parent Corporation scheduled for May 28, 1997 in Atlanta, Georgia."

     10. Section 11(c) is amended and restated as follows:

                  "(c) Shareholder and Board Approval. This Agreement and the transactions contemplated hereby shall have been adopted and approved by the Board of Directors of Parent Corporation (which Board of
         Directors approval has been received), and the Amendment shall have been adopted and approved by the shareholders holding a majority of the outstanding stock of Parent Corporation entitled to vote thereon, no later than June 15, 1997."

     Defined terms set forth herein shall have the meaning ascribed to them in the Agreement. Except as set forth above, the Agreement shall remain unmodified and in full force and effect. This First Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.


418921.3

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment under seal as of date hereinabove set forth.

                                     SELLER:

____________________________         HATFIELD INNS, LLC, a Delaware limited
Witness                              liability company

                                     By:________________________________________

                                          Its:__________________________________



                                     MEMBERS:

____________________________         ___________________________________________
Witness                              GUY HATFIELD


____________________________         ___________________________________________
Witness                              DOROTHY HATFIELD


____________________________         HATFIELD INNS ADVISORS, LLC, a
Witness                              Delaware limited liability company

                                     By:________________________________________

                                          Its:__________________________________


                                     PURCHASER:

____________________________         BLM-RH, INC., a Delaware corporation
Attest
                                     By:________________________________________

                                          Its:__________________________________


                    (signatures continued on following page)

418921.3

                                      PARENT CORPORATION:

____________________________          BUCKHEAD AMERICA CORPORATION, a
Attest                                Delaware corporation

                                      By:_______________________________________


                                           Its:_________________________________




418921.3

                                   ANNEX


                                   PROXY
                        BUCKHEAD AMERICA CORPORATION
                          4243 DUNWOODY CLUB DRIVE
                                SUITE 200
                           ATLANTA, GA  30350
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking all prior proxies, hereby appoints Douglas C. Collins and Robert B. Lee, and each of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Buckhead America Corporation (the "Company") held of record by the undersigned on April 28, 1997, at the Annual Meeting of Shareholders to be held on May 28, 1997 or any adjournment thereof (the "Meeting").

1. ELECTION OF DIRECTORS

   FOR all nominees listed below                  REFRAIN FROM VOTING FOR election of the
   (except as marked to the contrary  below) |_|  individuals set forth as directors |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.)

Douglas C. Collins, Robert M. Miller, William K. Stern, Robert B. Lee and Steven
A. Van Dyke

2. Proposal to amend the Company's Certificate of Incorporation to authorize the issuance of up to 200,000 shares of Preferred Stock.

       |_| FOR                      |_| AGAINST                   |_| ABSTAIN

3. Proposal to approve the adoption of the Company's 1997 Employee Stock Option Plan.

       |_| FOR                      |_| AGAINST                   |_| ABSTAIN


                           (CONTINUED ON REVERSE SIDE)



424179.1

4. In their discretion, the Proxies are authorized to vote upon such other business as may property come before the Meeting. THE PROXIES SHALL VOTE AS SPECIFIED ABOVE, OR IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED PROPOSALS.

                              Date: ___________________, 1997

                              _______________________________
                              (Signature)


                              (Signature if held jointly) (Stockholders should sign exactly as name appears on stock. Where there is more than one owner each should sign. Executors, Administrators, Trustees and others signing in a representative capacity should so indicate.) Please enter your Social Security Number or Federal Employer Identification Number here:_________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



424179.1